UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2013

Date of reporting period:	March 1, 2012 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Semiannual report
8|31|12

A world of investing.™
Putnam
INVESTMENTS
PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Semiannual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

"We can invest across a range of asset classes, including U.S. and international stocks and bonds. We also use absolute return strategies to seek lower volatility."

Jeffrey L. Knight, CFA
Head of Global Asset Allocation

Portfolio Manager
Putnam Retirement Income Lifestyle Funds

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocation

Equity 40%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations; actual allocations may vary. For purposes of measuring the fund's allocations to fixed-income and equity investments, Putnam Absolute Return 700 Fund is regarded as an equity instrument. The fund's typical allocation to Absolute Return 700 Fund is 10%.

Seeking reduced volatility with absolute return strategies

Putnam Retirement Income Fund Lifestyle 3 seeks to address volatility by investing a portion of its assets in Putnam Absolute Return 700 Fund, which pursues a positive return that exceeds the rate of inflation by 7% on an annualized basis over periods of three years or more, regardless of market conditions.

Absolute return strategy
Defines success as achieving its positive return goals
Seeks lower volatility than traditional asset classes
Investment universe is not limited by a benchmark

There can be no assurance that the fund will meet its objective.

Putnam Absolute Return 700 Fund is not intended to outperform stocks and bonds during strong market rallies.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeff, how would you describe the global market environment for the semiannual period ended August 31, 2012?

The period was marked by great volatility, which was driven by macroeconomic events that created a “risk-on” or “risk-off” investor psychology. Consequently, asset classes moved in and out of favor, depending on market conditions.

The reporting period began amid the first calendar quarter rally, which was bolstered by improving U.S. economic data, coordinated central bank efforts to ease pressure on banks in Europe, and an extension of the Federal Reserve’s accommodative monetary policy. Investments perceived as higher risk, lower quality, or economically sensitive — such as stocks, commodities, credit instruments, and emerging-market currencies — rallied.

Macroeconomic concerns returned in April, however, reversing market sentiment. The economic outlook for Europe and the United States became increasingly uncertain. In addition, unemployment and recessions worsened in Europe’s peripheral economies, Greece appeared poised to exit the eurozone, and speculation increased over an economic hard landing in China. As a result, credit spreads widened, and global equity markets sold off sharply. Risk aversion dominated financial markets until the summer months, when favorable election results in Greece and

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

the European Union summit both brought some relief. The improving overall tone in the market led riskier fixed-income and equity assets to rally and credit spreads to narrow to their tightest levels for 2012 to date.

The fund employs global asset allocation strategies to manage risk. Was this “go anywhere” approach rewarding amid the market volatility?

Given the period’s dramatic volatility across asset classes and the constant shifting of market leaders, we believe the fund’s diversified global investment approach was prudent. However, the fund’s class A share performance trailed that of its primary fixed-income benchmark and its secondary all-equity benchmark for the six months ended August 31, 2012.

Poor security selection in high-yield bonds, emerging-market debt, and international stocks detracted from results, as did an overweight exposure to global high-yield bonds. Our decision to overweight investments in domestic equities and underweight the portfolio’s exposure to investment-grade bonds relative to its fixed-income benchmark was rewarding. Effective security selection in U.S. equities also was positive for the fund.

The U.S. yield curve has flattened. Where are you finding the most attractive income opportunities?

The return potential in so-called “spread sectors” continues to appear attractive, especially within non-agency residential mortgage-backed securities [RMBS] and high-yield corporate bonds. Both of these

Credit qualities are shown as a percentage of the fund’s portfolio value as of 8/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality represents only the fixed-income portion of the portfolio. Convertible bonds are excluded from the calculation. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

sectors generated positive returns even as investors shifted into a risk-off stance this past spring.

We believe one reason behind the positive performance in non-agency RMBS was investors’ appetite for attractive yields. Non-agency mortgages carry no government guarantee. As a result, they tend to offer higher yields than a number of other sectors of the bond market — in the high single digits at period-end. Moreover, strong demand has been met with limited supply in the non-agency RMBS market, further providing price stability to this sector. We believe corporate fundamentals in the high-yield market are also attractive, with higher-than-average spreads relative to Treasuries and low default rates that, in our view, are unlikely to significantly rise in the near term. However, with heightened volatility throughout the remainder of the year a distinct possibility, we have reduced the risk profiles of our corporate debt exposure to be more in line with that of the fund’s fixed-income benchmark.

Outside the United States, our outlook is more mixed. While the short-term liquidity issues in Europe appear to be under control, we believe that the larger, longer-term

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

structural problems have been largely unaddressed. Until real progress is made, we believe investors will continue to see waves of volatility from the European bond markets.

U.S. equities rallied strongly during the period. Do they still look attractive in your estimation?

The S&P 500 Index gained more than 9% in the first half of 2012, a trajectory better than its historical average. Thus, we are less bullish on equities than we were at the beginning of 2012 and have become less supportive of outright directional risk — portfolio exposures that benefit from market direction — in any part of the world, even in the United States, for three reasons.

First, we have seen sentiment for equities —a contrary indicator — shift from fear to reasonable calm. Certainly, while investors remain far from ebullient about stocks, their interest in the asset class has climbed during the past nine months. Generally speaking, this suggests that valuations have become less compelling in many areas of the market. Second, we have seen troublesome developments on the earnings front and the pace of global economic growth appears in danger of stalling. Lastly, from a seasonal perspective, summer and early fall historically have not been supportive of equities — as evidenced by the S&P 500 delivering double-digit negative returns in the third quarter of 2011.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Allocations also reflect the holdings of Putnam Absolute Return 700 Fund. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of underlying fund holdings and derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

What do you see on the horizon for the markets that could influence the fund’s performance?

Generally speaking, we believe the major macro risks — the pace of economic growth in the United States and China, and the restructuring of European sovereign debt —have diminished, but they still require close monitoring. Thus, in our view, the risks to global growth have less to do with the deepening economic downturn and more to do with the possibility that a failure of a major European financial institution could cause another Lehman-type shock to the global economy. We do not believe there is a high probability of this occurring, but we also do not believe that it is completely out of the realm of possibility either.

The so-called “fiscal cliff” is also a growing concern. Under current law, the United States will have what the Federal Reserve calls “an abrupt and sharp fiscal tightening” at the start of 2013. The Bush-era tax cuts will expire, and sequestration of federal funding will kick in. By some estimates, this could reduce GDP growth by at least 2.5%, enough to generate a recession. We believe there is a high probability that the law will be changed, but politicians on both sides of the issue do not want to compromise before the November elections. The outcome of the election matters, and there is not much time between the election and year-end to make progress, and sequestration is scheduled to begin in January The experience of the debt-ceiling debate in the summer of 2011 is reason to be cautious about the ability of Washington to solve this problem expeditiously.

That said, we expect the financial markets to remain volatile and headline-driven as investors digest developments relating to the uncertain global economic recovery, political gridlock in the United States, the potential weakening of Chinese demand, the European sovereign debt crisis, and unrest in the Middle East. Thus, our investment stance remains

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Please see pages 53–54 for more information on the types of derivatives used.

pro-risk, but less so than at the start of 2012. Given the macro challenges, we currently favor a cautiously constructive positioning in the fund, despite corporate fundamentals and high productivity.

Jeff, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charter-holder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	40.66%	34.99%	32.32%	32.32%	32.44%	32.44%	35.41%	30.97%	37.78%	43.15%
Annual average	4.38	3.84	3.58	3.58	3.59	3.59	3.88	3.45	4.11	4.61

5 years	14.85	10.29	10.51	8.72	10.54	10.54	12.30	8.71	13.20	16.27
Annual average	2.81	1.98	2.02	1.69	2.02	2.02	2.35	1.68	2.51	3.06

3 years	26.65	21.54	23.63	20.63	23.74	23.74	24.99	20.89	25.38	27.45
Annual average	8.19	6.72	7.33	6.45	7.36	7.36	7.72	6.53	7.83	8.42

1 year	8.04	3.69	7.12	2.12	7.24	6.24	7.66	4.19	7.41	8.19

6 months	2.87	–1.26	2.48	–2.52	2.48	1.48	2.74	–0.58	2.52	2.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Investors who purchased class A or M shares prior to June 16, 2011, were subject to higher sales charges and received lower after-sales-charge returns. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 8/31/12

	Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	53.85%	47.35%
Annual average	5.56	4.99

5 years	38.05	6.56
Annual average	6.66	1.28

3 years	20.82	46.70
Annual average	6.51	13.62

1 year	5.78	18.00

6 months	2.97	4.14

Index results should be compared to fund performance at net asset value.

Fund price and distribution information For the six-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.102		$0.065	$0.065	$0.090		$0.090	$0.114

Capital gains	—		—	—	—		—	—

Total	$0.102		$0.065	$0.065	$0.090		$0.090	$0.114

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/12	$9.58	$9.98	$9.54	$9.55	$9.56	$9.88	$9.59	$9.59

8/31/12	9.75	10.16	9.71	9.72	9.73	10.06	9.74	9.76

	Before	After	Net	Net	Before	After	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	2.09%	2.01%	1.24%	1.23%	1.85%	1.79%	1.97%	2.34%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	1.82	1.16	1.16	N/A	1.60	1.01	2.15

Current 30-day SEC yield [3,4]
(without expense limitation)	N/A	0.95	0.25	0.25	N/A	0.72	0.13	1.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	42.50%	36.75%	34.10%	34.10%	34.11%	34.11%	37.29%	32.79%	39.55%	45.04%
Annual average	4.50	3.97	3.71	3.71	3.72	3.72	4.02	3.59	4.23	4.73

5 years	14.08	9.52	9.98	8.19	9.90	9.90	11.77	8.15	12.52	15.48
Annual average	2.67	1.84	1.92	1.59	1.91	1.91	2.25	1.58	2.39	2.92

3 years	23.87	18.89	21.19	18.19	21.18	21.18	22.54	18.50	22.64	24.80
Annual average	7.40	5.94	6.62	5.73	6.61	6.61	7.01	5.82	7.04	7.66

1 year	15.19	10.55	14.37	9.37	14.26	13.26	14.92	11.13	14.65	15.34

6 months	2.84	–1.23	2.56	–2.44	2.47	1.46	2.82	–0.47	2.50	2.97

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 2/29/12*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses
for the fiscal year ended 2/29/12	1.93%	2.68%	2.68%	2.18%	2.18%	1.68%

Annualized expense ratio
for the six-month period
ended 8/31/12†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.11% in fees and expenses of acquired funds (which may include underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/13.

† Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.11	$8.93	$8.93	$6.39	$6.38	$3.84

Ending value (after expenses)	$1,028.70	$1,024.80	$1,024.80	$1,027.40	$1,025.20	$1,029.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.09	$8.89	$8.89	$6.36	$6.36	$3.82

Ending value (after expenses)	$1,020.16	$1,016.38	$1,016.38	$1,018.90	$1,018.90	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends  a  single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of  Trustees place their faith, confidence, and, most  importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that the expenses of your fund (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under the fund’s distribution plan and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.75% of the fund’s average net assets through at least June 30, 2013. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee and including any applicable underlying fund expenses), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 5th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about its total return, and its performance relative to its internal benchmark over the one-, three- and five-year periods ended December 31, 2011. Putnam Retirement Income Fund Lifestyle 3’s class A shares’ return net of fees and expenses was negative and trailed the return of its internal benchmark over the one-year period, and was positive over the three- and five-year periods, exceeded the return of its internal benchmark over the three-year period, and trailed the return of its internal benchmark over the five-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees noted, however, that prior to being renamed Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in Putnam Absolute Return 700 Fund. Had your fund done so, its performance versus its internal benchmark may have differed.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 8/31/12 (Unaudited)

COMMON STOCKS (31.4%)*	Shares	Value

Banking (1.6%)
Barclays PLC (United Kingdom)	4,006	$11,669

Bendigo and Adelaide Bank, Ltd. (Australia)	983	7,714

City National Corp.	20	1,027

Credit Agricole SA (France) †	2,354	13,664

HSBC Holdings, PLC (United Kingdom)	1,280	11,150

JPMorgan Chase & Co.	724	26,889

M&T Bank Corp.	63	5,475

National Australia Bank, Ltd. (Australia)	1,224	31,986

Northern Trust Corp.	210	9,752

PNC Financial Services Group, Inc.	155	9,635

Societe Generale SA (France) †	614	16,171

Sumitomo Mitsui Financial Group, Inc. (Japan)	1,200	37,310

Svenska Handelsbanken AB Class A (Sweden)	751	26,120

Toronto-Dominion Bank (The) (Canada)	67	5,486

Wells Fargo & Co.	878	29,878

Westpac Banking Corp. (Australia)	1,123	28,824

		272,750
Basic materials (1.2%)
Albemarle Corp.	67	3,667

BASF SE (Germany)	215	16,686

Bemis Co., Inc.	87	2,633

BHP Billiton, Ltd. (Australia)	310	10,191

CF Industries Holdings, Inc.	41	8,487

Chicago Bridge & Iron Co., NV (Netherlands)	89	3,277

Cytec Industries, Inc.	41	2,807

Domtar Corp. (Canada)	32	2,318

Fletcher Building, Ltd. (New Zealand)	2,553	13,679

Fortune Brands Home & Security, Inc. †	151	3,851

Fresnillo PLC (Mexico)	1,046	25,862

LyondellBasell Industries NV Class A (Netherlands)	190	9,280

Monsanto Co.	262	22,823

Nippon Paper Group, Inc. (Japan)	900	10,701

Nitto Denko Corp. (Japan)	800	37,198

OZ Minerals, Ltd. (Australia)	1,204	7,832

PPG Industries, Inc.	95	10,452

Sealed Air Corp.	156	2,226

Steel Dynamics, Inc.	173	2,114

Valspar Corp.	71	3,787

voestalpine AG (Austria)	165	4,711

Westlake Chemical Corp.	22	1,513

		206,095
Capital goods (1.4%)
Bekaert SA (Belgium)	322	8,380

Cummins, Inc.	122	11,847

Dover Corp.	133	7,689

Emerson Electric Co.	426	21,607

COMMON STOCKS (31.4%)* cont.	Shares	Value

Capital goods cont.
European Aeronautic Defense and Space Co. NV (France)	501	$19,081

Exelis, Inc.	191	1,929

Fluor Corp.	129	6,644

Hitachi, Ltd. (Japan)	6,000	34,656

ITT Corp.	94	1,871

Lockheed Martin Corp.	166	15,129

McDermott International, Inc. †	213	2,373

Metso Corp. OYJ (Finland)	285	10,153

Mitsubishi Electric Corp. (Japan)	3,000	24,528

Raytheon Co.	234	13,226

SembCorp Industries, Ltd. (Singapore)	5,000	22,701

Societe BIC SA (France)	175	18,812

Staples, Inc.	432	4,717

Textron, Inc.	220	5,878

Toyoda Gosei Co., Ltd. (Japan)	400	8,319

		239,540
Communication services (1.2%)
AT&T, Inc.	465	17,038

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	5,113	5,812

Comcast Corp. Class A	983	32,960

Deutsche Telekom AG (Germany)	620	7,390

France Telecom SA (France)	1,581	21,826

IAC/InterActiveCorp.	105	5,443

Koninklijke (Royal) KPN NV (Netherlands)	708	6,063

Portugal Telecom SGPS SA (Portugal)	3,904	19,024

Telecom Corp. of New Zealand, Ltd. (New Zealand)	7,433	14,708

Telstra Corp., Ltd. (Australia)	7,485	29,828

Verizon Communications, Inc.	829	35,597

		195,689
Conglomerates (0.4%)
AMETEK, Inc.	189	6,485

Danaher Corp.	330	17,678

General Electric Co.	893	18,494

Tyco International, Ltd.	292	16,463

		59,120
Consumer cyclicals (2.5%)
Advance Auto Parts, Inc.	51	3,627

Alliance Data Systems Corp. †	49	6,745

Bayerische Motoren Werke (BMW) AG (Germany)	245	17,727

Bed Bath & Beyond, Inc. †	140	9,404

CBS Corp. Class B	355	12,901

Coach, Inc.	152	8,836

Daimler AG (Registered Shares) (Germany)	141	6,903

Daito Trust Construction Co., Ltd. (Japan)	200	19,586

Dillards, Inc. Class A	61	4,580

Dolby Laboratories, Inc. Class A †	60	1,991

Dun & Bradstreet Corp. (The)	46	3,724

Expedia, Inc.	78	4,006

COMMON STOCKS (31.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Foot Locker, Inc.	247	$8,539

Gannett Co., Inc.	192	2,930

General Motors Co. †	401	8,561

Home Depot, Inc. (The)	413	23,438

Host Hotels & Resorts, Inc. R	4,287	65,591

Lear Corp.	76	2,951

Lowe’s Cos., Inc.	296	8,430

Macy’s, Inc.	234	9,433

Marriott International, Inc. Class A	163	6,142

McGraw-Hill Cos., Inc. (The)	173	8,858

Mediaset SpA (Italy)	2,466	4,930

News Corp. Class A	647	15,133

Next PLC (United Kingdom)	493	27,993

NGK Spark Plug Co., Ltd. (Japan)	1,000	10,858

O’Reilly Automotive, Inc. †	77	6,541

PetSmart, Inc.	80	5,674

Peugeot SA (France) †	575	4,337

Steven Madden, Ltd. †	1	43

Swire Pacific, Ltd. Class A (Hong Kong)	2,500	29,610

TABCORP Holdings, Ltd. (Australia)	7,577	22,913

Towers Watson & Co. Class A	52	2,825

Trump Entertainment Resorts, Inc.	6	24

URS Corp.	72	2,622

Vertis Holdings, Inc. F	11	—

Viacom, Inc. Class B	277	13,853

VistaPrint NV †	94	3,391

Volvo AB Class B (Sweden)	305	3,853

Wal-Mart Stores, Inc.	73	5,300

Wyndham Worldwide Corp.	105	5,475

Wynn Resorts, Ltd.	50	5,159

		415,437
Consumer staples (2.3%)
Brinker International, Inc.	75	2,585

British American Tobacco (BAT) PLC (United Kingdom)	374	19,580

Campbell Soup Co.	170	5,974

Church & Dwight Co., Inc.	38	2,080

Coca-Cola Co. (The)	246	9,200

ConAgra Foods, Inc.	330	8,286

Corrections Corporation of America	104	3,464

Costco Wholesale Corp.	236	23,097

CVS Caremark Corp.	629	28,651

Dr. Pepper Snapple Group, Inc.	196	8,783

Heineken NV (Netherlands)	149	8,250

ITOCHU Corp. (Japan)	1,200	12,235

Kao Corp. (Japan)	1,000	30,249

Kroger Co. (The)	421	9,380

Lorillard, Inc.	91	11,421

COMMON STOCKS (31.4%)* cont.	Shares	Value

Consumer staples cont.
McDonald’s Corp.	45	$4,027

Metcash, Ltd. (Australia)	1,773	6,714

Molson Coors Brewing Co. Class B	141	6,280

Nestle SA (Switzerland)	959	59,589

PepsiCo, Inc.	61	4,418

Philip Morris International, Inc.	471	42,060

Procter & Gamble Co. (The)	223	14,983

Reckitt Benckiser Group PLC (United Kingdom)	92	5,202

Robert Half International, Inc.	132	3,472

Suedzucker AG (Germany)	340	11,392

Tesco PLC (United Kingdom)	3,717	19,871

Unilever PLC (United Kingdom)	211	7,588

Woolworths, Ltd. (Australia)	375	11,493

		380,324
Energy (2.0%)
BP PLC (United Kingdom)	3,898	27,261

Chevron Corp.	315	35,330

Compton Petroleum Corp. (Canada) †	450	558

ConocoPhillips	96	5,452

Diamond Offshore Drilling, Inc.	51	3,418

Exxon Mobil Corp.	531	46,356

Helmerich & Payne, Inc.	65	2,967

HollyFrontier Corp.	128	5,157

Marathon Oil Corp.	308	8,569

Marathon Petroleum Corp.	176	9,108

Murphy Oil Corp.	104	5,338

National Oilwell Varco, Inc.	170	13,396

Occidental Petroleum Corp.	174	14,792

Oceaneering International, Inc.	140	7,496

Peabody Energy Corp.	154	3,331

Petrofac, Ltd. (United Kingdom)	690	16,413

Phillips 66 †	48	2,016

Royal Dutch Shell PLC Class A (United Kingdom)	628	21,988

Schlumberger, Ltd.	60	4,343

Seadrill, Ltd. (Norway)	661	27,174

Stallion Oilfield Holdings, Ltd.	28	896

Superior Energy Services †	117	2,430

Tesoro Corp. †	115	4,570

Total SA (France)	768	38,270

Valero Energy Corp.	433	13,536

Williams Cos., Inc. (The)	172	5,550

		325,715
Financial (0.1%)
Assurant, Inc.	99	3,490

CBOE Holdings, Inc.	158	4,494

Nasdaq OMX Group, Inc. (The)	212	4,848

		12,832

COMMON STOCKS (31.4%)* cont.	Shares	Value

Financials (0.4%)
Bank of America Corp.	183	$1,462

Camden Property Trust (R )	548	38,048

CIT Group, Inc. †	72	2,719

Citigroup, Inc.	101	3,001

Goldman Sachs Group, Inc. (The)	71	7,506

Hartford Financial Services Group, Inc. (The)	375	6,724

		59,460
Health care (2.7%)
Abbott Laboratories	40	2,622

Aetna, Inc.	204	7,836

AmerisourceBergen Corp.	156	6,009

Amgen, Inc.	55	4,616

AstraZeneca PLC (United Kingdom)	784	36,515

C.R. Bard, Inc.	52	5,102

Celgene Corp. †	58	4,178

Eli Lilly & Co.	480	21,557

Endo Health Solutions, Inc. †	126	4,009

Forest Laboratories, Inc. †	396	13,737

Gilead Sciences, Inc. †	205	11,826

GlaxoSmithKline PLC (United Kingdom)	743	16,800

HCA Holdings, Inc.	88	2,512

Health Management Associates, Inc. Class A †	225	1,724

Humana, Inc.	94	6,588

Johnson & Johnson	214	14,430

McKesson Corp.	131	11,411

Merck & Co., Inc.	159	6,845

Novartis AG (Switzerland)	334	19,671

Omnicare, Inc.	84	2,720

Orion OYJ Class B (Finland)	552	11,318

Pfizer, Inc.	1,677	40,013

ResMed, Inc. †	105	3,945

Roche Holding AG-Genusschein (Switzerland)	84	15,282

Sabra Health Care REIT, Inc. R	1,102	21,125

Sanofi (France)	233	19,030

Takeda Pharmaceutical Co., Ltd. (Japan)	800	37,572

United Therapeutics Corp. †	80	4,330

UnitedHealth Group, Inc.	463	25,141

Ventas, Inc. R	1,083	70,926

Warner Chilcott PLC Class A †	266	3,623

		453,013
Insurance (0.8%)
Allied World Assurance Co. Holdings AG	44	3,455

American Financial Group, Inc.	87	3,268

Aon PLC	250	12,990

Arch Capital Group, Ltd. †	129	5,148

Aviva PLC (United Kingdom)	5,527	28,650

Baloise Holding AG (Switzerland)	89	6,538

COMMON STOCKS (31.4%)* cont.	Shares	Value

Insurance cont.
Berkshire Hathaway, Inc. Class B †	113	$9,530

Everest Re Group, Ltd.	46	4,768

Fidelity National Financial, Inc. Class A	228	4,296

NKSJ Holdings, Inc. (Japan)	1,400	25,374

PartnerRe, Ltd.	33	2,422

ProAssurance Corp.	25	2,231

Prudential Financial, Inc.	53	2,889

Reinsurance Group of America, Inc. Class A	33	1,938

RenaissanceRe Holdings, Ltd.	52	4,017

RSA Insurance Group PLC (United Kingdom)	8,408	15,209

Validus Holdings, Ltd.	89	2,982

W.R. Berkley Corp.	117	4,373

		140,078
Investment banking/Brokerage (0.4%)
Delek Group, Ltd. (Israel)	23	3,362

Eaton Vance Corp.	203	5,499

Investment AB Kinnevik Class B (Sweden)	1,311	26,464

Jefferies Group, Inc.	312	4,583

Man Group PLC (United Kingdom)	9,275	10,498

Morgan Stanley	685	10,275

TD Ameritrade Holding Corp.	337	5,766

		66,447
Real estate (10.9%)
Acadia Realty Trust R	911	22,684

Alexandria Real Estate Equities, Inc. R	575	42,493

Apartment Investment & Management Co. Class A R	1,060	28,069

AvalonBay Communities, Inc. R	591	83,638

Boston Properties, Inc. R	871	97,665

BRE Properties R	559	27,905

CBL & Associates Properties, Inc. R	1,799	38,445

Chimera Investment Corp. R	784	1,991

CommonWealth REIT R	1,397	20,913

Cousins Properties, Inc. R	1,509	12,057

DCT Industrial Trust, Inc. R	3,299	20,850

Digital Realty Trust, Inc. R	299	22,278

Duke Realty Corp. R	198	2,871

DuPont Fabros Technology, Inc. R	994	27,395

Equity Residential Trust R	1,769	106,848

Essex Property Trust, Inc. R	66	10,031

Extra Space Storage, Inc. R	1,011	34,485

Federal Realty Investment Trust R	152	16,402

First Industrial Realty Trust † R	1,261	16,267

General Growth Properties R	3,190	65,650

Hang Lung Group, Ltd. (Hong Kong)	1,000	6,255

HCP, Inc. R	1,536	70,441

Health Care REIT, Inc. R	712	41,609

Kimco Realty Corp. R	1,095	22,250

COMMON STOCKS (31.4%)* cont.	Shares	Value

Real estate cont.
LaSalle Hotel Properties R	976	$26,596

Lexington Realty Trust R	2,685	25,185

Liberty Property Trust R	940	34,667

Link REIT (The) (Hong Kong) R	2,000	8,928

LTC Properties, Inc. R	503	16,971

Macerich Co. (The) R	358	21,326

Mid-America Apartment Communities, Inc. R	324	22,032

Pennsylvania Real Estate Investment Trust R	1,345	21,143

Post Properties, Inc. R	432	22,054

Prologis, Inc. R	1,645	56,210

Public Storage R	855	124,454

Ramco-Gershenson Properties Trust R	1,372	17,781

Rayonier, Inc. R	83	4,066

Realty Income Corp. R	263	11,080

Regency Centers Corp. R	885	43,365

RLJ Lodging Trust R	1,322	23,584

Senior Housing Properties Trust R	95	2,101

Simon Property Group, Inc. R	1,633	259,157

SL Green Realty Corp. R	665	53,599

Strategic Hotels & Resorts † R	2,762	16,848

Sunstone Hotel Investors, Inc. † R	1,995	20,808

Taubman Centers, Inc. R	79	6,322

UDR, Inc. R	646	16,312

Vornado Realty Trust R	988	80,196

Weingarten Realty Investors R	1,388	38,767

		1,813,044
Technology (2.4%)
Agilent Technologies, Inc.	220	8,175

AOL, Inc. †	211	7,104

Apple, Inc.	157	104,443

Applied Materials, Inc.	541	6,324

BMC Software, Inc. †	161	6,665

Broadcom Corp. Class A †	210	7,461

Brocade Communications Systems, Inc. †	468	2,714

CA, Inc.	284	7,393

Cadence Design Systems, Inc. †	386	5,095

Cisco Systems, Inc.	1,079	20,587

Dell, Inc. †	575	6,089

Fujitsu, Ltd. (Japan)	3,000	12,310

Google, Inc. Class A †	67	45,901

IBM Corp.	111	21,628

Intel Corp.	347	8,616

KLA-Tencor Corp.	91	4,669

L-3 Communications Holdings, Inc.	82	5,760

Lam Research Corp. †	85	2,901

Microsoft Corp.	1,621	49,959

Nikon Corp. (Japan)	500	13,859

COMMON STOCKS (31.4%)* cont.	Shares	Value

Technology cont.
Nokia OYJ (Finland)	3,364	$9,497

NVIDIA Corp. †	307	4,307

Oracle Corp.	188	5,950

Polycom, Inc. †	140	1,459

QLogic Corp. †	420	5,111

Qualcomm, Inc.	73	4,487

Symantec Corp. †	501	8,933

Tech Data Corp. †	46	2,235

Teradyne, Inc. †	167	2,609

Vishay Intertechnology, Inc. †	191	1,826

Western Digital Corp. †	124	5,186

		399,253
Transportation (0.3%)
ComfortDelgro Corp., Ltd. (Singapore)	8,000	10,759

Delta Air Lines, Inc. †	663	5,735

Deutsche Post AG (Germany)	399	7,736

United Continental Holdings, Inc. †	206	3,801

United Parcel Service, Inc. Class B	69	5,093

Wabtec Corp.	44	3,438

Yangzijiang Shipbuilding Holdings, Ltd. (China)	11,000	8,715

		45,277
Utilities and power (0.8%)
AES Corp. (The) †	522	5,946

Ameren Corp.	200	6,544

CenterPoint Energy, Inc.	344	7,014

CMS Energy Corp.	220	5,075

DTE Energy Co.	135	7,884

Enel SpA (Italy)	3,499	11,507

Energias de Portugal (EDP) SA (Portugal)	1,985	4,831

Entergy Corp.	134	9,123

PG&E Corp.	281	12,198

Red Electrica Corporacion SA (Spain)	597	25,810

RWE AG (Preference) (Germany)	815	30,674

TECO Energy, Inc.	203	3,524

Westar Energy, Inc.	112	3,257

		133,387

Total common stocks (cost $4,848,966)		$5,217,461

INVESTMENT COMPANIES (10.6%)*	Shares	Value

Putnam Absolute Return 700 Fund (Class Y)	139,595	$1,648,615

SPDR S&P 500 ETF Trust	715	100,987

SPDR S&P Midcap 400 ETF Trust	79	14,009

Total investment companies (cost $1,744,170)		$1,763,611

CORPORATE BONDS AND NOTES (8.0%)*	Principal amount	Value

Basic materials (0.1%)
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	$5,000	$5,525

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	5,000	5,470

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015	5,000	5,038

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	4,000	4,860

		20,893
Capital goods (0.1%)
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	10,000	12,873

Ryerson, Inc. company guaranty sr. notes 12s, 2015	5,000	5,088

		17,961
Communication services (1.0%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,944

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	5,000	6,056

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	22,000	20,185

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	5,000	6,790

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	5,000	5,529

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,255

Intelsat Investments SA company guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	12,000	12,660

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s,
2017 (Luxembourg) ‡‡	5,156	5,414

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s,
2017 (Luxembourg)	10,000	10,500

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030
(Netherlands)	5,000	6,656

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016	15,000	14,513

Qwest Corp. notes 6 3/4s, 2021	4,000	4,732

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	11,035

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	36,200

Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s,
2021 (Spain)	5,000	4,600

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	6,821

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013	5,000	5,275

		166,165
Consumer cyclicals (0.9%)
ADT Corp./The 144A company guaranty sr. unsec notes 4 7/8s, 2042	2,000	2,189

ADT Corp./The 144A company guaranty sr. unsec notes 3 1/2s, 2022	3,000	3,085

Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	5,000	5,709

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	5,000	3,575

American Media, Inc. 144A notes 13 1/2s, 2018	320	303

Bon-Ton Department Stores, Inc. (The) 144A company guaranty
sr. notes 10 5/8s, 2017	5,000	4,050

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	7,000	4,410

Choice Hotels International, Inc. company guaranty sr. unsec. unsub.
notes 5.7s, 2020	5,000	5,338

CORPORATE BONDS AND NOTES (8.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec.
unsub. notes Ser. B, 9 1/4s, 2017	$20,000	$21,725

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	5,000	5,150

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	5,000	5,880

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	5,925

Host Hotels & Resorts LP company guaranty sr. unsec. unsub. notes
Ser. Q, 6 3/4s, 2016 R	8,000	8,220

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016	20,000	20,863

Liberty Interactive, LLC debs. 8 1/4s, 2030	5,000	5,281

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015
(In default) †	20,000	1,800

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	5,000	5,256

QVC, Inc. 144A sr. notes 7 1/8s, 2017	5,000	5,289

Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016 (In default) † F	15,000	2

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	6,897

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014	10,000	7,950

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013	15,000	16,669

		145,566
Consumer staples (0.9%)
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	2,000	2,838

Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	5,000	4,964

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes 9 5/8s, 2015	14,099	12,266

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes
7 1/4s, 2016	10,000	11,400

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	8,000	8,630

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	10,000	12,121

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2042	5,000	5,687

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	20,506

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	5,000	5,138

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017	20,000	20,625

Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016	25,000	27,750

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2019	10,000	11,250

		143,175
Energy (0.6%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	3,000	3,068

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	5,000	6,698

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (United Kingdom)	5,000	5,817

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	15,000	15,413

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,481

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	20,000	22,350

CORPORATE BONDS AND NOTES (8.0%)* cont.	Principal amount	Value

Energy cont.
Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	$5,000	$5,249

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	5,000	6,024

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	10,000	14,260

Williams Cos., Inc. (The) notes 8 3/4s, 2032	7,000	9,632

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,545

		96,537
Financials (1.2%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.667s, 2014	1,000	983

American Express Co. sr. unsec. notes 8 1/8s, 2019	20,000	27,093

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	10,000	11,404

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	15,000	18,712

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,619

CIT Group, Inc. 144A bonds 7s, 2017	9,598	9,607

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	5,000	5,799

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,193

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.638s, 2016	5,000	4,820

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	6,492

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	5,000	5,109

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	5,000	5,978

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB 8 1/8s, 2038	5,000	5,625

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB
6.071s, perpetual maturity (Jersey)	5,000	3,626

Hercules Technology Growth Capital, Inc. cv. sr. unsec. notes 6s, 2016	15,000	15,244

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	15,000	15,413

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,225

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
notes FRN 7s, 2037	5,000	4,688

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	5,000	7,427

MPT Operating Partnership LP/MPT Finance Corp. company guaranty
sr. unsec. notes 6 7/8s, 2021 R	5,000	5,438

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s, 2022
(United Kingdom)	5,000	5,409

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds
FRB 1.468s, 2037	15,000	10,742

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	5,000	5,922

Willis Group Holdings Ltd. company guaranty sr. unsec. unsub. notes
5 3/4s, 2021	10,000	11,168

		203,736
Health care (0.3%)
Aetna, Inc. sr. unsec. notes 6 1/2s, 2018	5,000	6,228

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017	20,000	21,163

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019	2,000	2,138

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	2,040

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	5,000	5,100

CORPORATE BONDS AND NOTES (8.0%)* cont.	Principal amount	Value

Health care cont.
Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	$5,492	$5,588

WellPoint, Inc. notes 7s, 2019	5,000	6,235

		48,492
Technology (0.7%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	15,000	14,850

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	5,000	4,913

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	3,000	3,371

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	55,270	56,652

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	3,000	3,210

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	10,000	10,700

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015	16,000	12,160

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	5,000	5,143

SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes
10 1/4s, 2015	4,000	4,095

		115,094
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	5,000	5,529

		5,529
Utilities and power (2.2%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	17,513

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,730

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,393

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	100,000	114,176

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	5,000	6,062

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	25,000	15,000

Edison Mission Energy sr. unsec. notes 7.2s, 2019	10,000	5,225

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	5,000	7,011

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,887

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	5,000	6,547

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	35,000	36,925

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	37,000	39,590

Iberdrola International BV company guaranty sr. unsec. unsub. notes
6 3/4s, 2036	5,000	4,874

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	5,000	5,600

Nevada Power Co. notes 6 1/2s, 2018	10,000	12,535

NRG Energy, Inc. company guaranty 7 3/8s, 2017	5,000	5,213

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	15,000	16,772

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	4,000	4,580

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	5,000	5,300

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	5,000	6,848

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067
(Canada)	10,000	10,632

Union Electric Co. sr. bonds 6.7s, 2019	5,000	6,439

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018	15,000	20,496

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	5,000	5,294

		371,642

Total corporate bonds and notes (cost $1,258,546)		$1,334,790

CONVERTIBLE BONDS AND NOTES (7.5%)*	Principal amount	Value

Basic materials (0.3%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$23,000	$24,524

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	19,000	19,261

		43,785
Capital goods (0.6%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s
(2 1/4s, 11/15/19) 2029 ††	30,000	30,375

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	20,000	20,050

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	35,000	30,756

Owens-Brockway Glass Container, Inc. 144A cv. company guaranty
sr. unsec. notes 3s, 2015	22,000	21,505

		102,686
Communication services (1.1%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	23,000	22,166

Equinix, Inc. cv. unsec. sub. notes 3s, 2014	30,000	57,152

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	46,000	43,240

Level 3 Communications, Inc. cv. sr. unsec.	23,000	31,798

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027	38,000	3,800

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016 (United Kingdom)	17,000	27,753

		185,909
Consumer cyclicals (1.9%)
Callaway Golf Co. 144A cv. sr. unsec. bonds 3 3/4s, 2019	21,000	20,601

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	11,880

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	20,000	27,350

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	20,000	20,200

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/8s, 2023	33,000	43,065

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	63,000	28,350

Live Nation Entertainment, Inc. cv. sr. unsec. notes 2 7/8s, 2027	37,000	36,121

MGM Resorts International Co. cv. company guaranty sr. unsec. notes
4 1/4s, 2015	57,000	57,570

PHH Corp. cv. sr. unsec. notes 4s, 2014	31,000	31,736

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub.
notes 7s, 2014	19,000	29,533

		306,406
Consumer staples (0.2%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	15,713

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	22,000	21,230

		36,943
Energy (0.7%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
2 1/4s, 2038	33,000	26,813

Endeavour International Corp. cv. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2016	20,000	18,050

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	23,000	21,620

Massey Energy Co. cv. company guaranty sr. unsub. notes
3 1/4s, 2015	17,000	15,258

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	25,000	21,125

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	15,000	150

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	20,000	20,530

		123,546

CONVERTIBLE BONDS AND NOTES (7.5%)* cont.	Principal amount	Value

Financials (0.6%)
Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	$32,000	$33,760

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN 0.961s, 2012 R	25,000	24,950

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	18,000	25,223

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	25,000	22,188

		106,121
Health care (0.8%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	27,000	28,688

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s,
2013 (China) (In default) † F	25,000	4,750

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s,
2016 (China) (In default) † F	14,000	3,500

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	28,000	18,428

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (zero %,
3/1/18) 2042 ††	38,000	36,860

Providence Service Corp. (The) cv. sr. unsec. sub. notes 6 1/2s, 2014	9,000	9,045

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	21,000	25,620

		126,891
Technology (1.2%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	42,000	42,683

Digital River, Inc. cv. sr. unsec. notes 2s, 2030	33,000	31,804

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes
Ser. B, 2 5/8s, 2026	20,000	20,700

Safeguard Scientifics, Inc. cv. sr. unsec. sub. notes 10 1/8s, 2014	55,000	66,275

TeleCommunication Systems, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	27,000	22,039

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	17,000	17,659

		201,160
Transportation (0.1%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	23,000	10,350

		10,350
Total convertible bonds and notes (cost $1,234,989)		$1,243,797

CONVERTIBLE PREFERRED STOCKS (6.9%)*	Shares	Value

Banking (0.4%)
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	60	$71,475

		71,475
Basic materials (—%)
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. † F	1,775	18

		18
Capital goods (0.3%)
United Technologies Corp. $3.75 cv. pfd. †	975	54,425

		54,425
Communication services (0.2%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	36,020

		36,020
Consumer cyclicals (1.5%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	2,020	52,520

General Motors Co. Ser. B, $2.375 cv. pfd.	2,265	80,691

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	31	31,814

Nielsen Holdings NV $3.125 cv. pfd.	760	40,993

Stanley Black & Decker, Inc. $4.75 cv. pfd.	390	46,044

		252,062

CONVERTIBLE PREFERRED STOCKS (6.9%)* cont.	Shares	Value

Consumer staples (0.3%)
Bunge, Ltd. $4.875 cv. pfd.	370	$35,011

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	1,080	12,809

		47,820
Energy (0.4%)
Apache Corp. Ser. D, $3.00 cv. pfd.	445	21,777

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	48	43,920

		65,697
Financials (2.4%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,375	36,695

AMG Capital Trust II $2.575 cv. pfd.	1,085	49,707

Bank of America Corp. Ser. L, 7.25% cv. pfd.	82	86,613

Citigroup, Inc. $7.50 cv. pfd.	820	75,768

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.R	1,435	29,708

Huntington Bancshares Ser. A, 8.50% cv. pfd.	33	39,930

MetLife, Inc. $3.75 cv. pfd.	691	46,601

Oriental Financial Group 144A Ser. C, 8.75% cv. pfd. (Puerto Rico) †	12	13,368

Wintrust Financial Corp. $3.75 cv. pfd.	400	22,648

		401,038
Real estate (0.2%)
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	725	40,027

		40,027
Technology (0.2%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	50	27,144

		27,144
Transportation (0.2%)
Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	3,025	25,247

		25,247
Utilities and power (0.8%)
AES Trust III $3.375 cv. pfd.	1,085	54,318

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	45,336

PPL Corp. $4.375 cv. pfd.	600	32,958

		132,612

Total convertible preferred stocks (cost $1,159,564)		$1,153,585

U.S. TREASURY OBLIGATIONS (3.5%)*	Principal amount	Value

U.S. Treasury Bonds
5 1/4s, November 15, 2028	$32,000	$45,520
4 5/8s, February 15, 2040	30,000	42,249
4 1/2s, February 15, 2036	17,000	23,200
4 3/8s, May 15, 2041	95,000	129,221

U.S. Treasury Notes
3 1/2s, February 15, 2018	31,000	35,643
3 1/8s, October 31, 2016	75,000	83,227
1 7/8s, September 30, 2017	17,000	18,057
1 3/8s, May 15, 2013	68,000	68,565
1s, August 31, 2016	140,000	143,120

Total U.S. Treasury obligations (cost $562,129)		$588,802

FOREIGN GOVERNMENT BONDS AND NOTES (1.3%)*	Principal amount	Value

Indonesia (Republic of) 144A notes 5 1/4s, 2042	$200,000	$222,500

Total foreign government bonds and notes (cost $196,328)		$222,500

MORTGAGE-BACKED SECURITIES (0.8%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 06-5, Class A3, 5.39s, 2047	$11,000	$11,584
FRB Ser. 05-1, Class A4, 5.247s, 2042	18,000	18,612

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4, Class A2,
5.955s, 2039	6,591	6,631

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3, Class AX,
IO, 1.911s, 2038	157,575	848

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD11, Class A2, 5.988s, 2049	17,968	18,813
Ser. 07-LD12, Class A2, 5.827s, 2051	8,288	8,361
Ser. 07-LDPX, Class A3S, 5.317s, 2049	14,000	14,304
Ser. 2007-LDPX, Class A2S, 5.305s, 2049	15,554	15,705
Ser. 04-CB8, Class B, 4 1/2s, 2039	10,000	9,750
FRB Ser. 05-CB13, Class X2, IO, 0.033s, 2043	22,267,248	4,453

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4, Class J,
5.6s, 2035	2,000	2,132

LB-UBS Commercial Mortgage Trust 144A Ser. 05-C2, Class XCL, IO,
0.503s, 2040	237,033	1,810

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A2, 5.938s, 2050	5,620	5,709

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, Class A2,
5.569s, 2046	12,464	12,838

Total mortgage-backed securities (cost $124,370)		$131,550

UNITS (0.2%)*	Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029	45,000	$40,500

Total units (cost $41,591)		$40,500

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$10,000	$13,039

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	10,000	13,859

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	5,000	6,063

Total municipal bonds and notes (cost $25,069)		$32,961

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	5	$4,553

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	430	10,673

Total preferred stocks (cost $14,301)		$15,226

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	6,345	$1,269

Total warrants (cost $1,269)				$1,269

SHORT-TERM INVESTMENTS (29.0%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	4,204,802	$4,204,802

SSgA Prime Money Market Fund 0.12% P	110,000	110,000

U.S. Treasury Bills with an effective yield of 0.182%,
May 2, 2013 #	$500,000	499,483

Total short-term investments (cost $4,814,184)		$4,814,285

TOTAL INVESTMENTS

Total investments (cost $16,025,476)		$16,560,337

Key to holding’s currency abbreviations

EUR Euro

USD/$ United States Dollar

Key to holding’s abbreviations

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

G.O. Bonds General Obligation Bonds

IO Interest Only

MTN Medium Term Notes

SPDR S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2012 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $16,599,555.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $4,163,071 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $719,540) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Euro	Buy	9/20/12	$93,217	$91,324	$1,893

	Barclays Bank PLC

	Euro	Buy	9/20/12	5,787	5,665	122

	Hong Kong Dollar	Buy	9/20/12	980	980	—

	Japanese Yen	Sell	9/20/12	4,376	4,317	(59)

	Swiss Franc	Buy	9/20/12	7,439	7,276	163

	Citibank, N.A.

	Danish Krone	Buy	9/20/12	17,730	17,189	541

	Euro	Sell	9/20/12	39,249	38,435	(814)

	Singapore Dollar	Sell	9/20/12	8,263	8,240	(23)

	Swiss Franc	Buy	9/20/12	7,962	7,789	173

	Credit Suisse AG

	Australian Dollar	Sell	9/20/12	206	210	4

	British Pound	Buy	9/20/12	953	938	15

	Euro	Sell	9/20/12	29,186	28,559	(627)

	Japanese Yen	Buy	9/20/12	3,791	3,797	(6)

	New Zealand Dollar	Sell	9/20/12	25,202	25,328	126

	Norwegian Krone	Buy	9/20/12	14,038	13,507	531

	Swedish Krona	Sell	9/20/12	272	266	(6)

	Swiss Franc	Sell	9/20/12	105	103	(2)

	Goldman Sachs International

	Australian Dollar	Sell	9/20/12	4,127	4,191	64

	Euro	Sell	9/20/12	4,655	4,559	(96)

	Swedish Krona	Sell	9/20/12	10,564	10,340	(224)

HSBC Bank USA, National Association

	Euro	Sell	9/20/12	54,471	53,366	(1,105)

	Singapore Dollar	Buy	9/20/12	3,931	3,918	13

	Swiss Franc	Buy	9/20/12	11,420	11,169	251

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/20/12	27,134	27,563	429

	British Pound	Buy	9/20/12	2,064	2,059	5

	Euro	Sell	9/20/12	21,637	21,190	(447)

	Hong Kong Dollar	Sell	9/20/12	1,199	1,199	—

	Japanese Yen	Sell	9/20/12	5,115	5,122	7

	Singapore Dollar	Sell	9/20/12	6,739	6,720	(19)

	Royal Bank of Scotland PLC (The)

	British Pound	Buy	9/20/12	44,775	44,015	760

	Euro	Sell	9/20/12	14,593	14,297	(296)

	Japanese Yen	Sell	9/20/12	2,684	2,687	3

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $719,540) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	9/20/12	$6,087	$6,174	$(87)

	Euro	Buy	9/20/12	106,049	103,873	2,176

	Israeli Shekel	Sell	9/20/12	1,643	1,638	(5)

UBS AG

	Euro	Sell	9/20/12	53,968	52,854	(1,114)

	Norwegian Krone	Sell	9/20/12	26,369	25,386	(983)

Westpac Banking Corp.

	Euro	Buy	9/20/12	64,661	63,297	1,364

Total						$2,727

FUTURES CONTRACTS OUTSTANDING at 8/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra
30 yr (Short)	1	$169,000	Dec-12	$(1,900)

U.S. Treasury Note 5 yr (Long)	2	249,328	Dec-12	1,027

Total				$(873)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	$—	EUR10,000	9/20/13	477 bp	$665

JPMorgan Chase Bank NA
DJ CDX EM Series 15
Version 1 Index	BB+/P	(200,000)	$1,600,000	6/20/16	500 bp	(26,097)

DJ CDX NA HY Series
18 Index	B+/P	56,438	2,128,500	6/20/17	500 bp	40,684

Total						$15,252

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$79,235	$126,860	$—

Capital goods	92,910	146,630	—

Communication services	91,038	104,651	—

Conglomerates	59,120	—	—

Consumer cyclicals	266,703	148,734	—

Consumer staples	188,161	192,163	—

Energy	193,713	132,002	—

Financials	2,048,725	315,886	—

Health care	296,825	156,188	—

Technology	363,587	35,666	—

Transportation	18,067	27,210	—

Utilities and power	60,565	72,822	—

Total common stocks	3,758,649	1,458,812	—

Convertible bonds and notes	—	1,235,547	8,250

Convertible preferred stocks	54,425	1,099,142	18

Corporate bonds and notes	—	1,334,788	2

Investment companies	1,763,611	—	—

Foreign government bonds and notes	—	222,500	—

Mortgage-backed securities	—	131,550	—

Municipal bonds and notes	—	32,961	—

Preferred stocks	—	15,226	—

U.S. Treasury obligations	—	588,802	—

Units	—	40,500	—

Warrants	—	—	1,269

Short-term investments	4,314,802	499,483	—

Totals by level	$9,891,487	$6,659,311	$9,539

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,727	$—

Futures contracts	(873)	—	—

Credit default contracts	—	158,814	—

Totals by level	$(873)	$161,541	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,189,892)	$10,706,920
Affiliated issuers (identified cost $5,835,584) (Notes 1, 6 and 7)	5,853,417

Foreign currency (cost $186) (Note 1)	186

Dividends, interest and other receivables	75,898

Receivable for shares of the fund sold	4,614

Receivable for investments sold	6,365

Unrealized appreciation on swap contracts (Note 1)	41,349

Unrealized appreciation on forward currency contracts (Note 1)	8,640

Receivable from Manager (Note 2)	14,939

Premium paid on swap contracts (Note 1)	200,000

Total assets	16,912,328

LIABILITIES

Payable to custodian	93

Payable for variation margin (Note 1)	984

Payable for investments purchased	20

Payable for investor servicing fees (Note 2)	3,579

Payable for custodian fees (Note 2)	16,677

Payable for Trustee compensation and expenses (Note 2)	28,778

Payable for administrative services (Note 2)	33

Payable for distribution fees (Note 2)	7,926

Unrealized depreciation on forward currency contracts (Note 1)	5,913

Premium received on swap contracts (Note 1)	56,438

Unrealized depreciation on swap contracts (Note 1)	26,097

Collateral on certain derivative contracts, at value (Note 1)	110,000

Payable for auditing	44,982

Other accrued expenses	11,253

Total liabilities	312,773

Net assets	$16,599,555

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$29,430,847

Undistributed net investment income (Note 1)	92,065

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,475,123)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	551,766

Total — Representing net assets applicable to capital shares outstanding	$16,599,555

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,677,776 divided by 1,198,283 shares)	$9.75

Offering price per class A share (100/96.00 of $9.75)*	$10.16

Net asset value and offering price per class B share ($878,157 divided by 90,419 shares)**	$9.71

Net asset value and offering price per class C share ($2,430,532 divided by 250,148 shares)**	$9.72

Net asset value and redemption price per class M share ($488,311 divided by 50,180 shares)	$9.73

Offering price per class M share (100/96.75 of $9.73)†	$10.06

Net asset value, offering price and redemption price per class R share
($1,258 divided by 129 shares)‡	$9.74

Net asset value, offering price and redemption price per class Y share
($1,123,521 divided by 115,113 shares)	$9.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,443)	$145,652

Interest (net of foreign tax of $1,313) (including interest income of $2,529 from investments
in affiliated issuers) (Note 6)	107,324

Securities lending (Note 1)	4

Total investment income	252,980

EXPENSES

Compensation of Manager (Note 2)	40,577

Investor servicing fees (Note 2)	11,027

Custodian fees (Note 2)	22,074

Trustee compensation and expenses (Note 2)	617

Administrative services (Note 2)	271

Distribution fees — Class A (Note 2)	14,741

Distribution fees — Class B (Note 2)	4,696

Distribution fees — Class C (Note 2)	12,015

Distribution fees — Class M (Note 2)	1,206

Distribution fees — Class R (Note 2)	3

Reports to shareholders	11,053

Auditing	45,643

Other	1,436

Fees waived and reimbursed by Manager (Note 2)	(69,482)

Total expenses	95,877
Expense reduction (Note 2)	(60)

Net expenses	95,817

Net investment income	157,163

Net realized gain on investments (including net realized gain of $111 on sales of investments
in affiliated issuers) (Notes 1, 3 and 7)	148,021

Net realized gain on swap contracts (Note 1)	261,893

Net realized loss on futures contracts (Note 1)	(6,058)

Net realized loss on foreign currency transactions (Note 1)	(9,387)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	7,428

Net unrealized depreciation of investments, futures contracts, and swap contracts
during the period	(116,030)

Net gain on investments	285,867

Net increase in net assets resulting from operations	$443,030

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/12*	Year ended 2/28/12

Operations:
Net investment income	$157,163	$372,681

Net realized gain on investments
and foreign currency transactions	394,469	1,094,654

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(108,602)	(1,503,916)

Net increase (decrease) in net assets resulting
from operations	443,030	(36,581)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(124,803)	(371,558)

Class B	(6,346)	(21,261)

Class C	(16,326)	(52,368)

Class M	(4,527)	(10,468)

Class R	(11)	(31)

Class Y	(13,606)	(43,948)

Decrease from capital share transactions (Note 4)	(991,534)	(2,675,695)

Total decrease in net assets	(714,123)	(3,211,910)

NET ASSETS

Beginning of period	17,313,678	20,525,588

End of period (including undistributed net investment
income of $92,065 and $100,521, respectively)	$16,599,555	$17,313,678

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
August 31, 2012**	$9.58	.10	.17	.27	(.10)	—	(.10)	—	$9.75	2.87*	$11,678	.50*[e]	1.01*	17*
February 29, 2012	9.76	.20	(.11)	.09	(.27)	—	(.27)	—	9.58	1.04	12,145	1.04 [e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	—	(.25)	— [f]	9.76	11.45	14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	—	(.59)	— [f]	9.00	44.22	13,694.75		4.31	93 [g]
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	145 [g]
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [f]	10.42	(1.42)	14,503.71		4.09	112 [g]

Class B
August 31, 2012**	$9.54	.06	.18	.24	(.07)	—	(.07)	—	$9.71	2.48*	$878	.88*[e]	.63*	17*
February 29, 2012	9.72	.13	(.11)	.02	(.20)	—	(.20)	—	9.54	.26	965	1.79 [e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	—	(.19)	— [f]	9.72	10.58	1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	—	(.52)	— [f]	8.97	43.13	846	1.50	3.69	93 [g]
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	145 [g]
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.39	(2.14)	1,669	1.46	3.34	112 [g]

Class C
August 31, 2012**	$9.55	.06	.18	.24	(.07)	—	(.07)	—	$9.72	2.48*	$2,431	.88*[e]	.63*	17*
February 29, 2012	9.72	.13	(.10)	.03	(.20)	—	(.20)	—	9.55	.35	2,352	1.79 [e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	—	(.19)	— [f]	9.72	10.56	3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	—	(.53)	— [f]	8.97	43.15	2,940	1.50	3.55	93 [g]
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	145 [g]
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.40	(2.13)	2,556	1.46	3.30	112 [g]

Class M
August 31, 2012**	$9.56	.08	.18	.26	(.09)	—	(.09)	—	$9.73	2.74*	$488	.63*[e]	.88*	17*
February 29, 2012	9.74	.16	(.10)	.06	(.24)	—	(.24)	—	9.56	.70	465	1.37 [e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	—	(.21)	— [f]	9.74	10.90	445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	—	(.54)	— [f]	8.98	43.41	388	1.25	3.68	93 [g]
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	145 [g]
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [f]	10.40	(1.92)	160	1.21	3.59	112 [g]

Class R
August 31, 2012**	$9.59	.07	.17	.24	(.09)	—	(.09)	—	$9.74	2.52*	$1	.63*[e]	.82*	17*
February 29, 2012	9.77	.18	(.11)	.07	(.25)	—	(.25)	—	9.59	.77	1	1.29 [e]	1.87	92
February 28, 2011	9.01	.22	.77	.99	(.23)	—	(.23)	— [f]	9.77	11.15	1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	—	(.57)	— [f]	9.01	44.04	1	1.00	4.07	93 [g]
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [f]	6.69	(30.24)	1.99		4.68	145 [g]
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [f]	10.43	(1.57)	1.96		3.87	112 [g]

Class Y
August 31, 2012**	$9.59	.11	.17	.28	(.11)	—	(.11)	—	$9.76	2.99*	$1,124	.38*[e]	1.14*	17*
February 29, 2012	9.77	.23	(.11)	.12	(.30)	—	(.30)	—	9.59	1.30	1,386	.79 [e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	—	(.28)	— [f]	9.77	11.73	1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	—	(.61)	— [f]	9.01	44.53	1,474.50		5.71	93 [g]
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	145 [g]
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [f]	10.43	(1.19)	37,444.46		3.89	112 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2012	0.42%

February 29, 2012	0.80

February 28, 2011	0.82

February 28, 2010	1.12

February 28, 2009	0.99

February 29, 2008	1.05

e Expense ratios do not include expenses of the underlying fund.

f Amount represents less than $0.01 per share.

g Portfolio turnover excludes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from March 1, 2012 through August 31, 2012.

Putnam Retirement Income Fund Lifestyle 3 is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Management believes to be prudent risk. The funds secondary objective is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund we refer to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed income securities, such as mortgage-backed investments and invests in money market securities or affiliated money market funds for cash management. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,800,000 on forward currency contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,317 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2012, the fund had a capital loss carryover of $13,688,713 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$3,214,217	N/A	$3,214,217	February 28, 2017

10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $109,026 of losses recognized during the period from November 1, 2011 to February 29, 2012 to its fiscal year ending February 28, 2013.

The aggregate identified cost on a tax basis is $16,097,979, resulting in gross unrealized appreciation and depreciation of $1,052,278 and $589,920, respectively, or net unrealized appreciation of $462,358.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are esti mated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,634 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets , that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $65,848 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $15 under the expense offset arrangements and by $45 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,415 and $6 from the sale of class A and class M shares, respectively, and received $731 and $84 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,989,901 and $2,828,449, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $74,489 and $103,723, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/12		Year ended 2/29/12

Class A	Shares	Amount	Shares	Amount

Shares sold	49,161	$468,635	609,583	$5,980,855

Shares issued in connection with
reinvestment of distributions	11,505	109,845	34,530	322,286

	60,666	578,480	644,113	6,303,141

Shares repurchased	(130,438)	(1,237,488)	(834,191)	(7,981,659)

Net decrease	(69,772)	$(659,008)	(190,078)	$(1,678,518)

	Six months ended 8/31/12		Year ended 2/29/12

Class B	Shares	Amount	Shares	Amount

Shares sold	3,030	$28,626	11,042	$106,226

Shares issued in connection with
reinvestment of distributions	536	5,100	1,953	18,094

	3,566	33,726	12,995	124,320
Shares repurchased	(14,219)	(135,693)	(33,332)	(315,931)

Net decrease	(10,653)	$(101,967)	(20,337)	$(191,611)

	Six months ended 8/31/12		Year ended 2/29/12

Class C	Shares	Amount	Shares	Amount

Shares sold	14,954	$142,611	91,578	$901,669

Shares issued in connection with
reinvestment of distributions	1,551	14,755	5,137	47,688

	16,505	157,366	96,715	949,357
Shares repurchased	(12,679)	(120,411)	(171,341)	(1,632,351)

Net increase (decrease)	3,826	$36,955	(74,626)	$(682,994)

	Six months ended 8/31/12		Year ended 2/29/12

Class M	Shares	Amount	Shares	Amount

Shares sold	2,071	$19,819	16,222	$150,334

Shares issued in connection with
reinvestment of distributions	475	4,527	1,110	10,310

	2,546	24,346	17,332	160,644
Shares repurchased	(967)	(9,206)	(14,432)	(132,727)

Net increase	1,579	$15,140	2,900	$27,917

	Six months ended 8/31/12		Year ended 2/29/12

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	1	11	3	31

	1	11	3	31
Shares repurchased	—	—	—	—

Net increase	1	$11	3	$31

	Six months ended 8/31/12		Year ended 2/29/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	785	$7,522	16,642	$154,720

Shares issued in connection with
reinvestment of distributions	791	7,577	2,490	23,265

	1,576	15,099	19,132	177,985
Shares repurchased	(30,934)	(297,764)	(33,827)	(328,505)

Net decrease	(29,358)	$(282,665)	(14,695)	$(150,520)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class M	127	0.25%	$1,240

Class R	129	100.00	1,258

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$174,568	Payables	$15,754

Foreign exchange
contracts	Receivables	8,640	Payables	5,913

Equity contracts	Investments	1,269	Payables	—

	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,027*	Unrealized depreciation	1,900*

Total		$185,504		$23,567

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$261,893	$261,893

Foreign exchange contracts	—	(9,206)	—	(9,206)

Interest rate contracts	(6,058)	—	—	(6,058)

Total	$(6,058)	$(9,206)	$261,893	$246,629

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(166,109)	$(166,109)

Foreign exchange
contracts	—	—	7,544	—	7,544

Equity contracts	(254)	—	—	—	(254)

Interest rate contracts	—	193	—	—	193

Total	$(254)	$193	$7,544	$(166,109)	$(158,626)

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,529 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,353,369 and $1,406,767, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control (in addition to Putnam Money Market Liquidity Fund, which is described in Note 6), or with companies in which the fund owned at least 5% of the voting securities, were as follows:

Market
	value at the					Market
	beginning				Capital	value at the
	of the				gain	end of the
	reporting	Purchase	Sales	Investment	distri-	reporting
Name of affiliates	period	cost	proceeds	income	butions	period

Putnam Absolute
Return 700 Fund
(Class Y)	$1,693,638	$78,551	$194,272	$—	$—	$1,648,615

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Michael J. Higgins
Putnam Investment	Robert J. Darretta	Vice President and Treasurer
Management, LLC	Katinka Domotorffy
One Post Office Square	John A. Hill	Janet C. Smith
Boston, MA 02109	Paul L. Joskow	Vice President,
	Elizabeth T. Kennan	Principal Accounting Officer,
Investment Sub-Manager	Kenneth R. Leibler	and Assistant Treasurer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Assistant Treasurer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Marketing Services	Executive Vice President,	BSA Compliance Officer
Putnam Retail Management	Principal Executive Officer, and
One Post Office Square		Judith Cohen
Boston, MA 02109	Compliance Liaison	Vice President, Clerk, and
	Steven D. Krichmar	Associate Treasurer
Custodian
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Proxy
	Robert T. Burns	Manager, Assistant Clerk, and
Legal Counsel		Associate Treasurer
Ropes & Gray LLP	Vice President and
Chief Legal Officer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Liaquat Ahamed	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA103
276918 10/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2013

Date of reporting period:	March 1, 2012 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report
8|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. To the extent the fund holds floating-rate loans, interest-rate risk may be reduced but will not be eliminated. While floating-rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the “senior-secured” status of the loans, which gives them a higher claim on the company’s assets.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over many years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the floating-rate loan market had grown larger than the market for corporate high-yield bonds. Since the credit and financial crisis of 2008, these markets have changed again, as many corporations have moved to refinance their bank loans by issuing high-yield debt, in order to gain greater financial flexibility.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

How would you describe the market environment during the six-month period ended August 31, 2012?

The trend for floating-rate debt and for risk assets in general was positive over the past six months, although there were some bumps along the way. In particular, April and May sent investors on a flight to quality; the economic data coming out at the time suggested that the unusually mild winter had caused some inflated perceptions about the strength of the U.S. economy, and that growth was likely weaker than previously thought.

This period of risk aversion appears to have been relatively short-lived. Reports on the European sovereign debt situation showed the Continent making slow progress, and that a disintegration of the European Union was unlikely. Meanwhile, the U.S. economy continued to show signs of slow and steady growth. In the absence of any significant negative surprises, investors continued to choose risk assets, including bank debt over Treasuries, and the asset class resumed its upward trend during the summer months.

Against this backdrop, floating-rate bank loans outperformed the broad-based bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I’m pleased to report that Putnam Floating Rate Income Fund outperformed the average return of its

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Lipper peer group during the past six months, although it did trail its benchmarks.

Shortly after the period ended, the Federal Reserve indicated its intention to launch a third round of quantitative easing. What are the implications for the fund and for fixed-income investors in general?

Following its September meeting, the Fed announced a new and open-ended round of bond buying, dubbed “QE3.” The Fed will purchase some $40 billion of agency mortgage-backed securities per month with the goal of stimulating the lackluster labor market. The Fed also reiterated its commitment to keeping short-term interest rates low, pegging the federal funds rate at near zero until at least 2015.

Bond-market investors had been anticipating this move for months, so the news itself was not particularly surprising. The impact on the markets, however, remains to be seen. The long-term intent of the program is, in part, to drive down yields in the mortgage-backed securities market by introducing new demand. Whether this will successfully drive down unemployment and spur consumer spending is anything but certain.

As I’ve mentioned before, we believe there are three fundamental reasons to own floating-rate bonds. First, they generally offer an attractive yield advantage relative to other bonds in a low-interest-rate environment, and that continues to be the case with short-term interest rates on hold for another two or three years. Second, the prices of floating-rate

Credit qualities are shown as a percentage of net assets as of 8/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. Cash is also shown in the net cash category. The fund itself has not been rated by an independent rating agency.

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bonds tend to be less influenced by interest-rate changes, and therefore offer a degree of protection from rising long-term rates. Third, floating-rate bonds offer investors higher coupons when short-term rates rise.

While the Fed is clearly committed to keeping interest rates low across the board as long as inflation remains mild and economic growth slow, I believe the first two reasons I mentioned are still very much part of the story behind the floating-rate asset class. Today, the yield premium that floating-rate bonds currently offer over Treasuries is notably higher than the long-term average. This could lead to future price appreciation if that “spread” tightens, which one would expect if the economy improves — and that economic improvement, of course, is one of the goals behind QE3.

What decisions contributed positively to fund performance?

Holdings in the retail; gaming, lodging, and leisure; and telecommunications sectors all contributed positively to relative performance, as did the fund’s overweight

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

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positions in those sectors. Key holdings included Claire’s Stores, the jewelry and fashion accessory retailer; Golden Nugget, the resort casino; and Travelport, a content aggregator and distributor for the travel industry.

What decisions detracted from the fund’s performance?

Throughout the reporting period, the fund held fairly sizable underweight positions in the diversified media, technology, and utilities sectors — three areas that went on to post some of the biggest gains within the benchmarks. While the fund’s positions within those sectors on the whole posted positive absolute returns during the past six months, those gains lagged those of the benchmark and contributed to the fund’s relative underperformance.

What is your outlook for the floating-rate market, and how are you positioning the fund?

Of the three market dimensions we analyze, our outlook for fundamentals, valuation, and technicals — meaning the balance of supply and demand — is neutral on all three fronts. In terms of valuation, although prices have rebounded after the April/May sell-off, we still believe prices in the market remain attractive relative to historical averages.

Looking at fundamentals, while economic data at the macro level have been improving at a frustratingly slow pace, the fiscal health of corporate floating-rate debt issuers has been and, in our view, remains quite solid. To date in 2012, the default rate among issuers has remained well below its long-term average, which is almost 4%. As we’ve discussed in the past, the severity of the 2008–2009 credit crisis purged the market of many weaker companies; those that survived

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the exclusion of derivative securities, as-of trades, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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aggressively cut costs and have managed to maintain healthy balance sheets, in our view, even in an environment of slow economic growth. Turning to the third dimension of our analysis, technicals also have generally been supportive. With interest rates at historic lows, many companies have been able to refinance their existing bank debt by issuing bonds and paying off their loans. Meanwhile, overall demand has remained fairly strong throughout 2012, which has been bolstered by the diminishing supply of bank debt.

In terms of positioning the portfolio, we continue to emphasize more liquid bank loans with higher credit qualities and strong collateral valuations. We continue to believe the markets could experience an increase in merger-and-acquisition activity, which would translate into a broader set of investment opportunities. As always, we will seek to maintain a well-diversified portfolio, and believe that a measured approach based on intensive fundamental research is the best way to generate competitive performance in an uncertain economic environment.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	33.18%	31.78%	28.06%	28.06%	25.12%	25.12%	31.94%	30.82%	30.42%	35.43%
Annual average	3.61	3.48	3.11	3.11	2.81	2.81	3.49	3.38	3.34	3.83

5 years	19.01	17.84	16.66	16.66	14.72	14.72	18.57	17.64	17.56	20.51
Annual average	3.54	3.34	3.13	3.13	2.78	2.78	3.47	3.30	3.29	3.80

3 years	23.48	22.34	22.55	22.55	20.74	20.74	23.40	22.44	22.57	24.44
Annual average	7.28	6.95	7.01	7.01	6.48	6.48	7.26	6.98	7.02	7.56

1 year	10.57	9.51	10.35	9.35	9.74	8.74	10.50	9.73	10.17	10.83

6 months	3.36	2.31	3.26	2.26	2.85	1.85	3.33	2.51	3.12	3.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Investors who purchased class A or M shares prior to April 5, 2010 were subject to higher sales charges and received a lower after-sales-charge return. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares purchased on or after April 5, 2010, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. For class B shares purchased prior to April 5, 2010, the CDSC is 3% in the first year, declining over time to 1% in the fourth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 8/31/12

			Lipper Loan
	Barclays U.S. High	S&P/LSTA Leveraged	Participation Funds
	Yield Loan Index*	Loan Index (LLI)†	category average‡

Life of fund	—	50.04%	32.35%
Annual average	—	5.15	3.48

5 years	31.59%	30.88	18.67
Annual average	5.64	5.53	3.42

3 years	27.54	28.09	25.22
Annual average	8.45	8.60	7.77

1 year	10.99	10.52	9.88

6 months	4.08	3.85	3.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 7/31/04 to 8/31/12 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/12, there were 161, 144, 93, 70, and 37 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.219673		$0.210839	$0.186708	$0.217430		$0.208640	$0.230806

Capital gains	—		—	—	—		—	—

Total	$0.219673		$0.210839	$0.186708	$0.217430		$0.208640	$0.230806

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/12	$8.75	$8.84	$8.75	$8.75	$8.75	$8.82	$8.75	$8.76

8/31/12	8.82	8.91	8.82	8.81	8.82	8.89	8.81	8.82

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.08%	5.03%	4.89%	4.35%	5.03%	4.99%	4.84%	5.33%

Current 30-day SEC yield [2]	N/A	4.76	4.61	4.07	N/A	4.72	4.57	5.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	34.51%	33.10%	29.31%	29.31%	26.42%	26.42%	33.26%	32.11%	31.84%	36.97%
Annual average	3.70	3.57	3.20	3.20	2.92	2.92	3.58	3.47	3.45	3.93

5 years	18.10	16.96	15.66	15.66	13.76	13.76	17.50	16.58	16.61	19.68
Annual average	3.38	3.18	2.95	2.95	2.61	2.61	3.28	3.12	3.12	3.66

3 years	22.11	20.86	21.13	21.13	19.44	19.44	21.85	21.00	21.18	23.02
Annual average	6.89	6.52	6.60	6.60	6.10	6.10	6.81	6.56	6.61	7.15

1 year	11.49	10.42	11.27	10.27	10.64	9.64	11.43	10.64	11.20	11.75

6 months	3.53	2.47	3.43	2.43	3.23	2.23	3.50	2.67	3.50	3.76

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/29/12	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Annualized expense ratio for the
six-month period ended 8/31/12	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.28	$6.30	$9.10	$5.54	$6.55	$4.00

Ending value (after expenses)	$1,033.60	$1,032.60	$1,028.50	$1,033.30	$1,031.20	$1,033.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.24	$6.26	$9.05	$5.50	$6.51	$3.97

Ending value (after expenses)	$1,020.01	$1,019.00	$1,016.23	$1,019.76	$1,018.75	$1,021.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar denominated, syndicated term loans.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

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These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above,

17

was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a

18

regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 116, 99 and 67 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

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Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 8/31/12 (Unaudited)

SENIOR LOANS (86.8%)* [c]	Principal amount	Value

Advertising and marketing services (1.4%)
Affinion Group, Inc. bank term loan FRN 5s, 2016	$2,932,575	$2,473,138

Getty Images, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	2,051,577	2,052,414

Van Wagner Communications, Inc. bank term loan FRN Ser. B,
8 1/4s, 2019	2,500,000	2,514,583

		7,040,135
Automotive (2.0%)
Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	3,965,025	4,028,466

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	3,800,000	3,815,439

Schaeffler AG bank term loan FRN Ser. C2, 6s, 2017 (Germany)	2,000,000	2,006,666

		9,850,571
Basic materials (3.5%)
INEOS Group Holdings, Ltd. bank term loan FRN Ser. B, 6 1/2s,
2018 (United Kingdom)	2,744,375	2,744,946

Momentive Performance Materials, Inc. bank term loan FRN Ser. B3,
3 3/4s, 2015	1,995,000	1,870,313

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	3,021,750	2,938,652

Novelis, Inc. bank term loan FRN Ser. B, 4s, 2017	1,127,825	1,121,011

Styron Corp. bank term loan FRN 8s, 2017	2,286,064	2,130,939

Taminco Global Chemical Corp. bank term loan FRN 5 1/4s, 2019	1,995,000	1,998,741

Tronox, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	1,571,429	1,565,929

Tronox, Inc. bank term loan FRN Ser. DD, 4 1/4s, 2017	428,571	426,607

Tube City IMS Corp. bank term loan FRN Ser. B, 5 3/4s, 2019	2,992,500	3,007,463

		17,804,601
Biotechnology (1.6%)
Grifols, Inc. bank term loan FRN Ser. B, 4 1/2s, 2017	2,206,964	2,213,172

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	1,825,825	1,845,986

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡	900,000	904,500

Quintiles Transnational Corp. bank term loan FRN Ser. B, 5s, 2018	2,970,000	2,977,425

		7,941,083
Broadcasting (4.1%)
Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.896s, 2016	6,817,423	5,274,204

Cumulus Media Holdings, Inc. bank term loan FRN 5 3/4s, 2018	2,387,321	2,389,808

Entercom Radio, LLC bank term loan FRN Ser. B, 6.261s, 2018	2,828,000	2,837,191

Gray Television, Inc. bank term loan FRN Ser. B, 3 3/4s, 2014	2,856,054	2,840,346

LIN Television Corp. bank term loan FRN Ser. B, 5s, 2018	995,000	1,001,219

Radio One, Inc. bank term loan FRN Ser. B, 7 1/2s, 2016	1,473,498	1,480,865

Univision Communications, Inc. bank term loan FRN 4.496s, 2017	5,086,146	4,914,489

		20,738,122
Building materials (1.3%)
Goodman Global, Inc. bank term loan FRN 9s, 2017	1,016,909	1,032,163

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	990,526	992,754

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	1,634,013	1,640,141

Roofing Supply Group, LLC bank term loan FRN Ser. B, 6 1/2s, 2019	2,992,500	3,007,463

		6,672,521
Capital goods (5.7%)
Allison Transmission bank term loan FRN Ser. B3, 4 1/4s, 2019	3,000,000	2,990,250

Autoparts Holdings, Ltd. bank term loan FRN 10 1/2s, 2018
(New Zealand)	1,000,000	870,000

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SENIOR LOANS (86.8%)* [c] cont.	Principal amount	Value

Capital goods cont.
Colfax Corp. bank term loan FRN Ser. B, 4 1/2s, 2019	$1,990,000	$1,996,623

Generac Power Systems, Inc. bank term loan FRN Ser. B, 6 1/4s, 2018	3,000,000	3,060,000

Husky Injection Molding Systems, Ltd. bank term loan FRN Ser. B,
6 1/2s, 2018 (Canada)	2,786,206	2,795,261

Kloeckner Pentaplast GmbH & Co. KG bank term loan FRN Ser. B,
6 3/4s, 2016 (Germany)	2,250,000	2,252,813

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 4 1/4s, 2017	2,490,000	2,496,183

Rexnord Corp. bank term loan FRN Ser. B, 5s, 2018	1,935,275	1,943,500

Reynolds Group Holdings, Inc. bank term loan FRN Ser. C,
6 1/2s, 2018	1,840,865	1,864,132

Reynolds Group Holdings, Inc. bank term loan FRN Ser. E,
6 1/2s, 2018	3,418,876	3,439,817

Sensus USA, Inc. bank term loan FRN 8 1/2s, 2018	1,000,000	991,250

Sequa Corp. bank term loan FRN 6 1/4s, 2014	995,000	996,244

SRAM Corp. bank term loan FRN 8 1/2s, 2018	1,380,000	1,400,700

SRAM Corp. bank term loan FRN 4.793s, 2018	514,651	515,616

Terex Corp. bank term loan FRN Ser. B, 5 1/2s, 2017	992,500	998,703

		28,611,092
Commercial and consumer services (3.6%)
Compucom Systems, Inc. bank term loan FRN 3 3/4s, 2014	807,601	799,525

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018	4,175,928	4,182,455

MoneyGram International, Inc. bank term loan FRN Ser. B,
4 1/4s, 2017	1,743,590	1,720,705

Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 3.246s, 2014	2,338,073	2,233,444

Sabre Holdings Corp. bank term loan FRN 5.996s, 2017	4,125,297	4,033,951

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.798s, 2014	1,201,827	1,194,816

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2 3/4s, 2014	119,882	119,183

Travelport, LLC bank term loan FRN 11s, 2015	867,000	877,838

Travelport, LLC bank term loan FRN Ser. B, 4.961s, 2015	2,616,071	2,404,606

Travelport, LLC bank term loan FRN Ser. S, 4.961s, 2015	554,453	509,635

		18,076,158
Communication services (8.9%)
AMC Networks, Inc. bank term loan FRN Ser. B, 4s, 2018	1,980,000	1,970,926

Asurion Corp. bank term loan FRN 9s, 2019	668,790	690,860

Asurion Corp. bank term loan FRN 11s, 2019	1,045,000	1,109,442

Asurion Corp. bank term loan FRN Ser. B, 5 1/2s, 2018	3,362,955	3,369,028

Atlantic Broadband Finance, LLC bank term loan FRN 9 3/4s, 2019	1,000,000	1,040,833

Atlantic Broadband Finance, LLC bank term loan FRN 5 1/4s, 2019	1,000,000	1,003,333

Cequel Communications, LLC bank term loan FRN Ser. B, 4s, 2019	2,493,750	2,485,289

Charter Communications Operating, LLC bank term loan FRN Ser. C,
3 1/2s, 2016	3,726,072	3,716,757

Crown Castle Operating Co. bank term loan FRN Ser. B, 4s, 2019	2,985,000	2,980,251

Intelsat Jackson Holdings SA bank term loan FRN Ser. B, 5 1/4s,
2018 (Bermuda)	2,960,025	2,969,012

Intelsat SA bank term loan FRN 3.239s, 2014 (Luxembourg)	2,125,000	2,094,719

Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	1,050,000	1,048,906

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 5 3/4s, 2018	2,670,000	2,677,628

Level 3 Financing, Inc. bank term loan FRN Ser. B3, 5 3/4s, 2018	1,500,000	1,504,286

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SENIOR LOANS (86.8%)* [c] cont.	Principal amount	Value

Communication services cont.
MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4s, 2018	$2,334,116	$2,323,419

SBA Senior Finance II, LLC bank term loan FRN Ser. B, 3 3/4s, 2018	2,970,000	2,956,080

Telesat Canada bank term loan FRN Ser. B, 4 1/4s, 2019 (Canada)	2,500,000	2,492,188

US Telepacific Corp. bank term loan FRN 5 3/4s, 2017	2,224,774	2,135,783

Wideopenwest Finance, LLC bank term loan FRN 6 1/4s, 2018	2,825,000	2,823,234

Windstream Corp. bank term loan FRN Ser. B3, 4s, 2019	1,500,000	1,500,000

Zayo Group, LLC bank term loan FRN Ser. B, 7 1/8s, 2019	2,000,000	2,022,916

		44,914,890
Consumer (0.9%)
Spectrum Brands Holdings, Inc. bank term loan FRN 5s, 2016	2,771,449	2,778,378

Visant Corp. bank term loan FRN 5 1/4s, 2016	1,883,759	1,817,828

		4,596,206
Consumer cyclicals (0.6%)
Aramark Corp. bank term loan FRN Ser. B2, 3.829s, 2016	1,726,477	1,721,441

Aramark Corp. bank term loan FRN Ser. C, 0.096s, 2016	113,542	113,211

Nielsen Finance, LLC/Nielsen Finance Co. bank term loan FRN Ser. B,
3.991s, 2016	1,389,630	1,389,341

		3,223,993
Consumer staples (9.7%)
Avis Budget Car Rental, LLC bank term loan FRN Ser. C, 4 1/4s, 2019	1,995,000	1,997,993

Avis Budget Car Rental, LLC bank term loan FRN Ser. C, 4 1/4s, 2019	718,036	719,113

Avis Budget Group, Inc. bank term loan FRN Ser. B, 6 1/4s, 2018	281,964	282,669

BJ’s Wholesale Club, Inc. bank term loan FRN 10s, 2018	1,000,000	1,023,750

BJ’s Wholesale Club, Inc. bank term loan FRN 5 1/4s, 2018	1,985,000	1,993,508

Burger King Holdings, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	4,033,524	4,045,048

Claire’s Stores, Inc. bank term loan FRN 3.056s, 2014	3,645,755	3,577,397

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 5 1/2s, 2016	1,385,482	1,382,019

Dean Foods Co. bank term loan FRN Ser. A1, 2 3/4s, 2014	614,531	613,763

Dean Foods Co. bank term loan FRN Ser. B2, 3 1/2s, 2017	1,455,589	1,448,311

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	4,185,008	4,127,464

DineEquity, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	2,659,031	2,674,985

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	3,692,000	3,726,613

NPC International, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	1,995,000	2,014,950

PF Chang’s China Bistro, Inc. bank term loan FRN Ser. B, 6 1/4s, 2019	3,000,000	3,026,250

Pinnacle Foods Finance, LLC /Pinnacle Foods Finance Corp.
bank term loan FRN Ser. E, 4 3/4s, 2018	997,500	993,759

Pinnacle Foods Finance, LLC /Pinnacle Foods Finance Corp.
bank term loan FRN Ser. F, 4 3/4s, 2018	2,000,000	1,990,000

Prestige Brands, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	1,407,422	1,418,480

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	3,276,900	3,266,148

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	969,462	956,738

Rite Aid Corp. bank term loan FRN Ser. B, 1.997s, 2014	1,470,749	1,449,424

US Foodservice bank term loan FRN Ser. B, 5 3/4s, 2017	2,962,500	2,867,454

Wendy’s International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,710,000	1,717,621

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016	1,405,322	1,406,641

		48,720,098

24

SENIOR LOANS (86.8%)* [c] cont.	Principal amount		Value

Energy (1.3%)
Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017		$1,100,000	$1,102,558

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016		2,320,204	2,035,151

MEG Energy Corp. bank term loan FRN Ser. B, 4s, 2018 (Canada)		3,553,150	3,558,227

			6,695,936
Entertainment (1.5%)
AMC Entertainment, Inc. bank term loan FRN Ser. B3,
4 1/4s, 2018		1,740,627	1,741,714

Formula One Holdings, Ltd. bank term loan FRN Ser. B, 5 3/4s,
2017 (United Kingdom)	GBP	2,992,500	3,008,959

Six Flags Theme Parks, Inc. bank term loan FRN Ser. B,
4 1/4s, 2018		$2,800,000	2,806,000

			7,556,673
Financials (4.2%)
CB Richard Ellis Services, Inc. bank term loan FRN Ser. C,
3.496s, 2018		1,381,511	1,374,604

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016		1,500,715	1,506,969

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017		638,974	640,571

International Lease Finance Corp. bank term loan FRN Ser. T2,
4 3/4s, 2016		1,000,000	1,007,500

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017		550,000	560,083

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014		2,550,000	2,554,781

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019		1,500,000	1,508,750

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.956s, 2017		1,354,969	1,357,679

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.955s, 2017		1,390,711	1,394,768

Ocwen Financial Corp. bank term loan FRN Ser. B, 7s, 2016		1,943,814	1,948,673

Residential Capital, LLC bank term loan FRN Ser. A1, 5s, 2013		2,500,000	2,508,333

Residential Capital, LLC bank term loan FRN Ser. A2, 6 3/4s, 2013		500,000	505,834

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017		4,320,000	4,161,858

			21,030,403
Gaming and lottery (4.4%)
Ameristar Casinos, Inc. bank term loan FRN Ser. B, 4s, 2018		1,953,500	1,957,147

Boyd Gaming Corp. bank term loan FRN Ser. A, 3.713s, 2015		3,006,250	2,969,423

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.486s, 2018		4,129,539	3,624,818

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014 ‡‡		1,369,868	1,299,091

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014 ‡‡		779,758	739,470

Green Valley Ranch bank term loan FRN 6.258s, 2016		1,812,558	1,814,068

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016		229,125	233,636

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017		2,245,800	2,252,313

MotorCity Casino Hotel bank term loan FRN Ser. B, 6s, 2017		3,234,324	3,208,718

Octavius LLC bank term loan FRN Ser. B, 9 1/4s, 2017		790,000	767,781

Peninsula Gaming, LLC bank term loan FRN Ser. B, 5 3/4s, 2017		3,000,000	3,011,250

			21,877,715
Health-care services (5.2%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015		2,767,264	2,774,182

DaVita, Inc. bank term loan FRN Ser. B2, 4s, 2019		3,250,000	3,236,188

25

SENIOR LOANS (86.8%)* [c] cont.	Principal amount	Value

Health-care services cont.
Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	$3,401,911	$3,398,367

HCA, Inc. bank term loan FRN Ser. B3, 3.496s, 2018	2,672,010	2,629,843

Health Management Associates, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	3,358,125	3,364,421

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	3,256,438	3,223,873

Kindred Healthcare, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	1,485,000	1,447,875

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	3,198,408	3,181,083

Vanguard Health Systems, Inc. bank term loan FRN 5s, 2016	2,933,171	2,936,104

		26,191,936
Homebuilding (0.8%)
Realogy Corp. bank term loan FRN 4 1/2s, 2016	338,516	327,599

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	1,000,000	1,013,750

Realogy Corp. bank term loan FRN Ser. B, 4.489s, 2016	2,646,023	2,560,689

Realogy Corp. bank term loan FRN Ser. C, 3.341s, 2013	93,336	90,478

		3,992,516
Media (0.8%)
Nielsen Finance, LLC bank term loan FRN Ser. A, 2.295s, 2013	7,171	7,175

Nielsen Finance, LLC bank term loan FRN Ser. C, 3.491s, 2016	2,269,889	2,268,470

TWCC Holding Corp. bank term loan FRN Ser. B, 4 1/4s, 2017	1,951,603	1,958,433

		4,234,078
Medical technology (3.3%)
Alliance Healthcare Services, Inc. bank term loan FRN 7 1/4s, 2016	1,817,174	1,689,972

Bausch & Lomb, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	3,000,000	3,008,724

Biomet, Inc. bank term loan FRN Ser. B, 3.37s, 2015	1,829,815	1,824,382

ConvaTec, Inc. bank term loan FRN Ser. B, 5 3/4s, 2016	2,904,009	2,898,564

Hologic, Inc. bank term loan FRN Ser. B, 4 1/2s, 2019	3,750,000	3,772,500

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	3,298,425	3,330,232

		16,524,374
Pharmaceuticals (1.1%)
Capsugel Holdings US, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	3,000,000	3,003,750

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C, 4 3/4s, 2019 (Canada)	2,750,000	2,758,250

		5,762,000
Publishing (1.8%)
Cenveo, Inc. bank term loan FRN Ser. B, 6 5/8s, 2016	1,306,579	1,307,667

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/2s, 2014	172,311	53,847

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/4s, 2014	2,003,205	626,002

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2 1/4s, 2014	747,465	233,583

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	134,170	77,953

Supermedia, Inc. bank term loan FRN 11s, 2015	2,127,433	1,468,816

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014	2,213,427	2,034,201

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	4,264,063	3,201,437

		9,003,506
Retail (6.9%)
Academy, Ltd. bank term loan FRN 6s, 2018	2,985,000	2,990,597

Blue Buffalo Co., Ltd. bank term loan FRN Ser. B, 6 1/2s, 2019	2,000,000	1,975,000

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	3,258,833	3,256,287

Gymboree Corp. bank term loan FRN 5s, 2018	1,289,460	1,243,971

26

SENIOR LOANS (86.8%)* [c] cont.	Principal amount	Value

Retail cont.
J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	$3,700,631	$3,686,754

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	1,332,665	1,323,780

Lord & Taylor, LLC bank term loan FRN 6.31s, 2018	1,658,665	1,665,922

National Bedding Company, LLC bank term loan FRN Ser. B,
4 3/8s, 2013	1,376,802	1,369,057

NBTY, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	2,067,429	2,073,889

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	3,968,000	3,965,520

PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017	2,940,000	2,941,576

Toys “R” Us, Inc. bank term loan FRN 6s, 2016	2,940,000	2,862,825

Wolverine World Wide, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	3,000,000	3,026,175

Yankee Candle Co., Inc. bank term loan FRN 5 1/4s, 2019	2,493,750	2,504,660

		34,886,013
Technology (6.8%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.927s, 2017	4,972,413	4,434,149

Ceridian Corp. bank term loan FRN Ser. B, 6.19s, 2017	3,000,000	2,988,750

Eagle Parent, Inc. bank term loan FRN 5s, 2018	2,388,977	2,385,394

First Data Corp. bank term loan FRN 5.247s, 2017	541,750	529,561

First Data Corp. bank term loan FRN 4.237s, 2018	5,990,668	5,651,650

Freescale Semiconductor, Inc. bank term loan FRN 4.496s, 2016	4,275,675	4,093,959

Genesys Telecommunications Laboratories, Inc. bank term loan FRN
Ser. B, 6 3/4s, 2019	2,493,750	2,520,246

Lawson Software bank term loan FRN Ser. B, 6 1/4s, 2018	4,633,388	4,679,721

NXP Funding, LLC bank term loan FRN Ser. B, 5 1/4s, 2019
(Netherlands)	1,246,875	1,250,512

NXP Funding, LLC bank term loan FRN Ser. A2, 5 1/2s, 2017
(Netherlands)	992,500	1,002,011

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 3.926s, 2016	2,450,794	2,448,498

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 5s, 2017	1,970,000	1,963,844

		33,948,295
Transportation (0.8%)
RailAmerica, Inc. bank term loan FRN Ser. B, 4s, 2019	1,496,250	1,495,315

Swift Transportation Company, LLC bank term loan FRN Ser. B2,
5s, 2017	2,293,713	2,299,924

		3,795,239
Utilities and power (4.6%)
AES Corp. (The) bank term loan FRN Ser. B, 4 1/4s, 2018	1,975,000	1,979,938

Calpine Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	1,185,000	1,187,140

Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	992,500	1,037,163

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	992,500	1,026,883

Energy Transfer Equity LP bank term loan FRN Ser. B, 3 3/4s, 2017	3,430,000	3,384,981

EP Energy, LLC/EP Energy Finance, Inc. bank term loan FRN
5s, 2018	3,000,000	3,012,501

GenOn Energy, Inc. bank term loan FRN Ser. B, 6s, 2017	2,947,500	2,970,835

NGPL PipeCo, LLC bank term loan FRN Ser. B, 6 3/4s, 2018	2,000,000	2,004,500

NRG Energy, Inc. bank term loan FRN Ser. B, 4s, 2018	1,980,000	1,981,574

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.769s, 2017	6,630,362	4,482,861

		23,068,376
Total senior loans (cost $439,638,393)		$436,756,530

27

CORPORATE BONDS AND NOTES (9.2%)*	Principal amount		Value

Basic materials (1.1%)
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		$1,000,000	$985,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014		1,217,000	1,143,980

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,000,000	1,060,000

Momentive Performance Materials, Inc. company guaranty sr. notes
12 1/2s, 2014		1,000,000	1,031,250

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		500,000	510,000

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		1,025,000	809,750

			5,539,980
Capital goods (1.0%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		1,000,000	1,032,500

Berry Plastics Corp. company guaranty sr. notes FRN 5.205s, 2015		3,000,000	3,001,500

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		185,000	169,275

Ryerson Tull, Inc. company guaranty sr. notes FRN 7.82s, 2014		1,000,000	925,000

			5,128,275
Communication services (1.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		850,000	858,500

Citizens Communications Co. sr. unsec. notes 6 5/8s, 2015		1,000,000	1,072,500

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		1,167,000	1,204,928

Digicel Group, Ltd. 144A sr. unsec. notes 12s, 2014
(Jamaica)		1,140,000	1,271,100

DISH DBS Corp. company guaranty 6 5/8s, 2014		750,000	810,938

iPCS, Inc. company guaranty sr. notes FRN 2.57s, 2013		1,440,000	1,429,200

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		745,000	748,725

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
FRN 4.912s, 2018 (Germany)	EUR	1,250,000	1,582,076

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		$500,000	527,500

			9,505,467
Consumer cyclicals (1.8%)
American Casino & Entertainment Properties LLC sr. notes
11s, 2014		1,099,000	1,148,455

Aramark Corp. company guaranty sr. unsec. notes FRN
3.945s, 2015		1,000,000	997,500

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		1,097,000	1,258,808

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
4.113s, 2014		309,000	309,389

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		1,000,000	1,127,500

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		500,000	561,250

MGM Resorts International sr. notes 10 3/8s, 2014		750,000	851,250

Nielsen Finance, LLC/Nielsen Finance Co. sr. notes 11 5/8s, 2014		652,000	740,020

28

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Germany)	$315,000	$341,775

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013	500,000	555,625

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	1,000,000	1,060,000

		8,951,572
Consumer staples (0.6%)
Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
FRN 2.935s, 2014	1,350,000	1,344,938

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes
8 3/8s, 2014	1,000,000	1,137,500

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014	500,000	563,750

		3,046,188
Energy (1.0%)
Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	1,000,000	1,097,500

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014	850,000	901,000

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	1,000,000	1,105,000

Offshore Group Investment, Ltd. 144A company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	600,000	663,000

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	750,000	806,250

Whiting Petroleum Corp. company guaranty 7s, 2014	500,000	533,750

		5,106,500
Financials (1.2%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
4 1/2s, 2014	1,000,000	1,028,750

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.667s, 2014	1,000,000	982,860

CIT Group, Inc. 144A sr. unsec. notes 4 3/4s, 2015	500,000	520,000

Citigroup, Inc. sub. notes 5s, 2014	750,000	784,552

Goldman Sachs Group LP sr. unsec. notes FRN 1.439s, 2014	1,500,000	1,492,916

Jefferies Group, Inc. sr. unsec. notes 3 7/8s, 2015	1,200,000	1,206,000

		6,015,078
Health care (0.5%)
Select Medical Holdings Corp. sr. unsec. notes FRN 6.494s, 2015	1,000,000	995,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	320,000	325,600

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	1,000,000	1,018,750

		2,339,350
Utilities and power (0.1%)
AES Corp. (The) sr. unsec. unsub. notes 7 3/4s, 2014	750,000	815,610

		815,610

Total corporate bonds and notes (cost $45,608,563)		$46,448,020

COMMON STOCKS (—%)*	Shares	Value

Harry & David Holdings, Inc. †	305	$25,925

Total common stocks (cost $500,000)		$25,925

29

SHORT-TERM INVESTMENTS (7.6%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	38,458,715	$38,458,715

Total short-term investments (cost $38,458,715)		$38,458,715

TOTAL INVESTMENTS

Total investments (cost $524,205,671)		$521,689,190

Key to holding’s currency abbreviations

EUR Euro

GBP British Pound

Key to holding’s abbreviations

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2012 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $503,242,724.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $90,481 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $6,138,475) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Euro	Sell	9/20/12	$3,922,287	$3,840,193	$(82,094)

Royal Bank of Scotland PLC (The)

	Euro	Buy	9/20/12	755,800	740,486	15,314

State Street Bank and Trust Co.

	Euro	Buy	9/20/12	141,398	138,497	2,901

UBS AG

	Euro	Buy	9/20/12	1,449,205	1,419,299	29,906

Total						$(33,973)

30

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer staples	$—	$25,925	$—

Total common stocks	—	25,925	—

Corporate bonds and notes	—	46,448,020	—

Senior loans	—	436,756,530	—

Short-term investments	38,458,715	—	—

Totals by level	$38,458,715	$483,230,475	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(33,973)	$—

Totals by level	$—	$(33,973)	$—

The accompanying notes are an integral part of these financial statements.

31

Statement of assets and liabilities 8/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $485,746,956)	$483,230,475
Affiliated issuers (identified cost $38,458,715) (Note 6)	38,458,715

Cash	3,532,628

Interest and other receivables	3,107,602

Receivable for shares of the fund sold	880,016

Receivable for investments sold	5,491,555

Unrealized appreciation on forward currency contracts (Note 1)	48,121

Total assets	534,749,112

LIABILITIES

Distributions payable to shareholders	728,158

Payable for investments purchased	29,055,317

Payable for shares of the fund repurchased	931,784

Payable for compensation of Manager (Note 2)	240,900

Payable for investor servicing fees (Note 2)	113,227

Payable for custodian fees (Note 2)	8,002

Payable for Trustee compensation and expenses (Note 2)	61,756

Payable for administrative services (Note 2)	1,080

Payable for distribution fees (Note 2)	169,635

Unrealized depreciation on forward currency contracts (Note 1)	82,094

Other accrued expenses	114,435

Total liabilities	31,506,388

Net assets	$503,242,724

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$575,588,807

Distributions in excess of net investment income (Note 1)	(1,556,072)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(68,239,574)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,550,437)

Total — Representing net assets applicable to capital shares outstanding	$503,242,724

(Continued on next page)

32

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($233,155,735 divided by 26,441,962 shares)	$8.82

Offering price per class A share (100/99.00 of $8.82)*	$8.91

Net asset value and offering price per class B share ($10,426,664 divided by 1,182,797 shares)**	$8.82

Net asset value and offering price per class C share ($80,907,656 divided by 9,181,311 shares)**	$8.81

Net asset value and redemption price per class M share ($4,001,762 divided by 453,955 shares)	$8.82

Offering price per class M share (100/99.25 of $8.82)*	$8.89

Net asset value, offering price and redemption price per class R share
($432,311 divided by 49,046 shares)	$8.81

Net asset value, offering price and redemption price per class Y share
($174,318,596 divided by 19,753,620 shares)	$8.82

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

33

Statement of operations Six months ended 8/31/12 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $15,385 from investments in affiliated issuers) (Note 6)	$13,829,999

Total investment income	13,829,999

EXPENSES

Compensation of Manager (Note 2)	1,352,433

Investor servicing fees (Note 2)	332,005

Custodian fees (Note 2)	10,198

Trustee compensation and expenses (Note 2)	18,762

Administrative services (Note 2)	8,111

Distribution fees — Class A (Note 2)	281,437

Distribution fees — Class B (Note 2)	22,346

Distribution fees — Class C (Note 2)	406,039

Distribution fees — Class M (Note 2)	6,104

Distribution fees — Class R (Note 2)	1,163

Other	111,710

Total expenses	2,550,308

Expense reduction (Note 2)	(1,272)

Net expenses	2,549,036

Net investment income	11,280,963

Net realized gain on investments (Notes 1 and 3)	409,869

Net realized loss on swap contracts (Note 1)	(52,275)

Net realized gain on foreign currency transactions (Note 1)	110,221

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(16,386)

Net unrealized appreciation of investments and swap contracts during the period	3,290,668

Net gain on investments	3,742,097

Net increase in net assets resulting from operations	$15,023,060

The accompanying notes are an integral part of these financial statements.

34

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/12*	Year ended 2/29/12

Operations:
Net investment income	$11,280,963	$22,770,712

Net realized gain on investments
and foreign currency transactions	467,815	401,547

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	3,274,282	(14,221,258)

Net increase in net assets resulting from operations	15,023,060	8,951,001

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,597,481)	(12,611,189)

Class B	(237,269)	(468,831)

Class C	(1,720,549)	(3,612,804)

Class M	(100,468)	(322,399)

Class R	(10,998)	(26,337)

Class Y	(3,874,108)	(6,537,620)

From return of capital
Class A	—	(115,371)

Class B	—	(4,289)

Class C	—	(33,051)

Class M	—	(2,949)

Class R	—	(241)

Class Y	—	(59,808)

Redemption fees (Note 1)	2,512	32,924

Increase (decrease) from capital share transactions (Note 4)	59,402,530	(42,252,683)

Total increase (decrease) in net assets	62,887,229	(57,063,647)

NET ASSETS

Beginning of period	440,355,495	497,419,142

End of period (including distributions in excess
of net investment income of $1,556,072 and
$1,296,162, respectively)	$503,242,724	$440,355,495

* Unaudited

The accompanying notes are an integral part of these financial statements.

35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
August 31, 2012**	$8.75	.21	.08	.29	(.22)	—	(.22)	—	$8.82	3.36*	$233,156	.52*	2.45*	52*
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.91	217,707	1.03	4.73	100
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	—	8.93	8.78	277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	—	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	—	(.43)	—	6.82	(19.09)	115,821	1.06 [d]	5.26 [d]	46
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	—	(.65)	—	8.90	(5.04)	231,024	1.04 [d]	6.53 [d]	65

Class B
August 31, 2012**	$8.75	.21	.07	.28	(.21)	—	(.21)	—	$8.82	3.26*	$10,427	.62*	2.34*	52*
February 29, 2012	8.93	.40	(.17)	.23	(.41)	— [e]	(.41)	—	8.75	2.76	9,539	1.23	4.56	100
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	—	8.93	8.57	10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	—	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	—	(.38)	—	6.81	(19.62)	8,083	1.66 [d]	4.67 [d]	46
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	—	(.60)	—	8.89	(5.71)	16,752	1.64 [d]	5.93 [d]	65

Class C
August 31, 2012**	$8.75	.18	.07	.25	(.19)	—	(.19)	—	$8.81	2.85*	$80,908	.90*	2.07*	52*
February 29, 2012	8.93	.35	(.17)	.18	(.36)	— [e]	(.36)	—	8.75	2.15	81,185	1.78	4.01	100
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	—	8.93	8.11	85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	—	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	—	(.37)	—	6.82	(19.63)	48,186	1.81 [d]	4.54 [d]	46
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	—	(.58)	—	8.89	(5.87)	88,517	1.79 [d]	5.80 [d]	65

Class M
August 31, 2012**	$8.75	.21	.08	.29	(.22)	—	(.22)	—	$8.82	3.33*	$4,002	.54*	2.43*	52*
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.88	4,921	1.08	4.68	100
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	—	8.93	8.69	7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	—	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	—	(.42)	—	6.82	(19.22)	2,040	1.21 [d]	5.17 [d]	46
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	—	(.64)	—	8.90	(5.19)	5,637	1.19 [d]	6.41 [d]	65

Class R
August 31, 2012**	$8.75	.20	.07	.27	(.21)	—	(.21)	—	$8.81	3.12*	$432	.64*	2.33*	52*
February 29, 2012	8.93	.39	(.17)	.22	(.40)	— [e]	(.40)	—	8.75	2.66	509	1.28	4.50	100
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	—	8.93	8.50	426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	—	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	—	(.41)	—	6.82	(19.31)	113	1.31 [d]	5.09 [d]	46
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	—	(.63)	—	8.90	(5.26)	137	1.29 [d]	6.05 [d]	65

Class Y
August 31, 2012**	$8.76	.23	.06	.29	(.23)	—	(.23)	—	$8.82	3.36*	$174,319	.39*	2.57*	52*
February 29, 2012	8.94	.44	(.18)	.26	(.44)	— [e]	(.44)	—	8.76	3.19	126,494.78		5.01	100
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	—	8.94	9.16	115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	—	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	—	(.45)	—	6.82	(18.89)	36,251	.81 [d]	5.63 [d]	46
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	—	(.68)	—	8.90	(4.82)	40,932	.79 [d]	6.89 [d]	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.07%

February 28, 2009	0.09

February 29, 2008	0.02

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 8/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from March 1, 2012 through August 31, 2012.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”).

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

39

relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge market risk.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon

40

the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $400,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $82,094 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion

41

of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2012, the fund had a capital loss carryover of $68,237,657 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$26,042,207	N/A	$26,042,207	February 28, 2017

42,195,450	N/A	42,195,450	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain losses of $449,659 recognized during the period between November 1, 2011 and February 29, 2012 to its fiscal year ending February 28, 2013.

The aggregate identified cost on a tax basis is $524,225,745, resulting in gross unrealized appreciation and depreciation of $7,189,994 and $9,726,549, respectively, or net unrealized depreciation of $2,536,555.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

42

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,272 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $362 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

43

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,159 and $129 from the sale of class A and class M shares, respectively, and received $1,257 and $554 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $285,502,394 and $232,414,629, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/12		Year ended 2/29/12

Class A	Shares	Amount	Shares	Amount

Shares sold	4,885,467	$42,844,378	10,255,737	$90,052,858

Shares issued in connection with
reinvestment of distributions	528,963	4,639,733	1,196,946	10,381,682

	5,414,430	47,484,111	11,452,683	100,434,540

Shares repurchased	(3,840,123)	(33,643,802)	(17,695,089)	(152,602,731)

Net increase (decrease)	1,574,307	$13,840,309	(6,242,406)	$(52,168,191)

	Six months ended 8/31/12		Year ended 2/29/12

Class B	Shares	Amount	Shares	Amount

Shares sold	239,140	$2,096,954	281,251	$2,454,799

Shares issued in connection with
reinvestment of distributions	23,412	205,313	45,766	396,739

	262,552	2,302,267	327,017	2,851,538

Shares repurchased	(169,726)	(1,484,686)	(411,909)	(3,557,747)

Net increase (decrease)	92,826	$817,581	(84,892)	$(706,209)

44

	Six months ended 8/31/12		Year ended 2/29/12

Class C	Shares	Amount	Shares	Amount

Shares sold	850,037	$7,451,230	2,876,482	$25,228,099

Shares issued in connection with
reinvestment of distributions	157,898	1,383,812	321,444	2,785,220

	1,007,935	8,835,042	3,197,926	28,013,319

Shares repurchased	(1,105,470)	(9,682,465)	(3,496,458)	(30,069,208)

Net decrease	(97,535)	$(847,423)	(298,532)	$(2,055,889)

	Six months ended 8/31/12		Year ended 2/29/12

Class M	Shares	Amount	Shares	Amount

Shares sold	41,581	$364,506	60,054	$529,233

Shares issued in connection with
reinvestment of distributions	10,516	92,237	33,602	291,136

	52,097	456,743	93,656	820,369

Shares repurchased	(160,348)	(1,406,361)	(351,964)	(3,025,301)

Net decrease	(108,251)	$(949,618)	(258,308)	$(2,204,932)

	Six months ended 8/31/12		Year ended 2/29/12

Class R	Shares	Amount	Shares	Amount

Shares sold	5,468	$47,890	43,968	$387,218

Shares issued in connection with
reinvestment of distributions	1,229	10,772	2,970	25,762

	6,697	58,662	46,938	412,980

Shares repurchased	(15,840)	(138,564)	(36,434)	(310,609)

Net increase (decrease)	(9,143)	$(79,902)	10,504	$102,371

	Six months ended 8/31/12		Year ended 2/29/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,646,128	$67,011,143	13,210,342	$115,268,353

Shares issued in connection with
reinvestment of distributions	140,014	1,229,247	210,417	1,829,047

	7,786,142	68,240,390	13,420,459	117,097,400

Shares repurchased	(2,470,114)	(21,618,807)	(11,933,795)	(102,317,233)

Net increase	5,316,028	$46,621,583	1,486,964	$14,780,167

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$48,121	Payables	$82,094

Total		$48,121		$82,094

45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(52,275)	$(52,275)

Foreign exchange contracts	111,697	—	111,697

Total	$111,697	$(52,275)	$59,422

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$29,258	$29,258

Foreign exchange contracts	(16,054)	—	(16,054)

Total	$(16,054)	$29,258	$13,204

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $15,385 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $147,713,977 and $115,587,635, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

46

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

47

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

48

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

49

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

50

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

51

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Michael J. Higgins
Putnam Investment	Paul L. Joskow	Vice President and Treasurer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Janet C. Smith
Boston, MA 02109	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Accounting Officer,
Investment Sub-Manager	Robert L. Reynolds	and Assistant Treasurer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Susan G. Malloy
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Compliance Liaison	Mark C. Trenchard
Custodian		Principal Executive Officer, and
State Street Bank	Steven D. Krichmar	Vice President and
and Trust Company	Vice President and	BSA Compliance Officer
Principal Financial Officer
Legal Counsel		Judith Cohen
Ropes & Gray LLP	Robert T. Burns	Vice President, Clerk, and
	Vice President and	Associate Treasurer
Trustees	Chief Legal Officer
Jameson A. Baxter, Chair		Nancy E. Florek
Liaquat Ahamed	Robert R. Leveille	Vice President, Proxy
Ravi Akhoury	Vice President and	Manager, Assistant Clerk, and
Barbara M. Baumann	Chief Compliance Officer	Associate Treasurer
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy

52

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA096
276919 10/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012